[VANGUARD INTERNATIONAL EQUITY INDEX FUND LOGO]

ANNUAL REPORT 1995

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard International Equity Index Fund and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

         As a shareholder of the Fund since its inception and as Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

         I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.

[FIGURE 1]

         As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

         In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.

                                                             /s/ JOHN C. BOGLE

VANGUARD INTERNATIONAL EQUITY INDEX FUND OFFERS THREE "MARKET INDEX" PORTFOLIOS. THE EUROPEAN PORTFOLIO IS DESIGNED TO MATCH THE PERFORMANCE OF THE UNMANAGED MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX. THE PACIFIC PORTFOLIO IS DESIGNED TO MATCH THE PERFORMANCE OF THE MSCI PACIFIC INDEX. THE EMERGING MARKETS PORTFOLIO IS DESIGNED TO MATCH THE PERFORMANCE OF THE MSCI SELECT EMERGING MARKETS INDEX. TOGETHER, THESE THREE PORTFOLIOS ARE DESIGNED TO "TRACK" THE ENTIRE INTERNATIONAL EQUITY MARKET.

                               CHAIRMAN'S LETTER

FELLOW SHAREHOLDER:

On balance, 1995 turned out to be a good year for European markets and a poor year for Japan and most emerging markets. Taken together, international equity markets--as measured by the Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index--provided a total return of +11.6%. However, this return paled by comparison with the +37.6% return on U.S. equities.

         In this environment, the three Portfolios of Vanguard International Equity Index Fund--European, Pacific, and Emerging Markets--closely tracked their respective target market indexes. What's more, each Portfolio outpaced the average of its peer group. The table below compares our total returns (capital change plus reinvested dividends) with the returns of the sectors of the international markets we emulate.



--------------------------------------------------------
                                         TOTAL RETURN
                                     -------------------
                                          YEAR ENDED
                                       DECEMBER 31, 1995
--------------------------------------------------------
VANGUARD EUROPEAN PORTFOLIO                  +22.3%
MSCI EUROPE INDEX                            +22.1
--------------------------------------------------------
VANGUARD PACIFIC PORTFOLIO                   + 2.7%
MSCI PACIFIC (FREE) INDEX                    + 2.9
--------------------------------------------------------
VANGUARD EMERGING MARKETS PORTFOLIO          + 0.6%
MSCI SELECT EMERGING MARKETS (FREE) INDEX    + 0.2
--------------------------------------------------------

Detailed per share figures for each Portfolio, including net asset values, income dividends, and any capital gains distributions, are presented in the table that follows this letter.

WORLD FINANCIAL MARKETS IN 1995

To some degree, 1995 was "the world turned upside down." European equities, having lagged in 1994, were the clear (and big) winners in 1995. Pacific equities (dominated by the huge Japanese market), having led the international markets in 1994, lagged substantially last year. And the emerging markets, which set the world afire during 1993 with a single year return of +90%, only to collapse during 1994, essentially held their own during the past year. If you see a pattern in these points and counterpoints, you have completed phase #1 in the lesson on international investing: different regions of the world often march to the beat of a different drummer.

         Phase #2 in the lesson is: understand that the dollar matters. The strength (or weakness) of the U.S. dollar plays a major role in shaping the returns earned by U.S. investors in foreign markets. A weak dollar enhances the returns earned on foreign stocks when measured in U.S. dollar terms; a strong dollar does the opposite. The table below shows the contrast between foreign stock returns measured in local currency terms versus returns measured in U.S. dollar terms.

         Overall, you can see that a weak U.S. dollar added marginally to international returns during 1995, but its impact was uneven. The dollar's weakness relative to the franc and deutschmark more than doubled local currency returns in France and Germany. In the United Kingdom, the dollar was about neutral. In Japan, the dollar was very weak against the yen through July, then rebounded sufficiently to provide only a small net change for the full year. Even this modest negative impact nearly offset the small rise in


-------------------------------------------------------------------------------
                                                    YEAR ENDED
                                                 DECEMBER 31, 1995
                                   --------------------------------------------
                                                       LOCAL
                                   CURRENCY          CURRENCY       U.S. DOLLAR
                                    RETURN            IMPACT          RETURN
-------------------------------------------------------------------------------
 EUROPEAN INDEX                      +15.7%           + 6.4%           +22.1%
   UNITED KINGDOM                    +22.2            - 0.9            +21.3
   GERMANY                           + 8.0            + 9.0            +17.0
   FRANCE                            + 5.2            + 9.6            +14.8
-------------------------------------------------------------------------------
 PACIFIC INDEX                       + 5.9%           - 3.0%           + 2.9%
   JAPAN                             + 4.3            - 3.4            + 0.9
   HONG KONG                         +22.5            + 0.1            +22.6
-------------------------------------------------------------------------------

 EMERGING MARKETS INDEX              + 0.8%           - 6.0%           - 5.2%
   BRAZIL                            - 7.7            -11.5            -19.2
   MEXICO                            +22.5            -42.9            -20.4
   MALAYSIA                          + 4.1            + 0.6            + 4.7
-------------------------------------------------------------------------------
 INTERNATIONAL INDEX*                +10.1%           + 1.5%           +11.6%
-------------------------------------------------------------------------------

* Excludes emerging markets.

[FIGURE 2]

the Tokyo market, such that U.S. investors received a return of just +0.9% for the year.

         Phase #3 of our lesson is: foreign markets are exposed not only to independent economic and fundamental variables and independent movements against the dollar but also to independent national risks. Foreign nations differ greatly in their national cultures, forms of government, tax policies, tolerance of inflation, and susceptibility to unexpected shocks. These factors are magnified in the emerging markets but less crucial in the markets of the industrialized nations. For whatever reason, the U.S. appears far less exposed to these kinds of extraneous shocks.

         The performance chart above illustrates some of these differences among the European, Pacific basin, and emerging markets--as well as the U.S. stock market--so far during the 1990s. Note particularly that: (1) the returns on European equities most closely track those in the U.S.; (2) the boom in emerging markets took place over a relatively short span of years; and (3) the Pacific market (dominated by Japan) has yet to recover sufficiently to offset its sharp decline during the first half of the six-year period. I should note that the returns shown are dollar-denominated--taking into account the impact of currency changes--and therefore reflect the returns achieved by U.S. investors. On balance, the average annual rates of return so far during the decade were: Europe +9.7%, Pacific -1.0%, emerging markets +17.6%, and the U.S. +13.1%.

VANGUARD INTERNATIONAL EQUITY INDEX
FUND IN 1995

By all relative standards, 1995 was a truly superior year for each of the three Portfolios of Vanguard International Equity Index Fund. We did the two things we are supposed to do:

(1) Substantially match our target MSCI Indexes. In this task, we succeeded admirably, actually exceeding the Index returns for the emerging and European markets and coming within 0.2% of the return in the Pacific market. There is no reason we should not consistently meet this goal (net of our expense ratio), year after year.

(2) Outperform our peers with comparable regional diversification. We successfully accomplished this goal also, with a positive margin of fully +5.4 percentage points in Europe, +5.2 percentage points in the emerging markets, and +2.8 percentage points in the Pacific Rim. These are, perhaps obviously, very large annual return advantages for the Vanguard Portfolios. We do not expect to meet this standard with regularity, but we do expect to meet it over time.

         This table presents our 1995 returns versus these two benchmarks:


------------------------------------------------------------------------------
                                                   TOTAL RETURN
                                   -------------------------------------------
                                                    YEAR ENDED
                                                 DECEMBER 31, 1995
                                   -------------------------------------------
                                   EUROPEAN           PACIFIC         EMERGING
                                    MARKETS           MARKETS          MARKETS
------------------------------------------------------------------------------
VANGUARD PORTFOLIO                   +22.3%             +2.7%            +0.6%
MSCI MARKET INDEX                    +22.1              +2.9             +0.2
COMPETITIVE GROUP*                   +16.9              -0.1             -4.6
==============================================================================
INDEX MARGIN                         + 0.2%             -0.2%            +0.4%
------------------------------------------------------------------------------
COMPETITIVE MARGIN                   + 5.4%             +2.8%            +5.2%
------------------------------------------------------------------------------

* The competitive group for our Pacific Portfolio comprises 50% in mutual funds investing largely in Japan and 50% in Pacific Region funds.

The numbers on this scoreboard are extremely favorable to the indexing concept.(1) That said, it would be an oversight not to note that, in general, international investing during 1995 left a good deal to be desired when compared to the near-record returns achieved by U.S. stocks. As noted at the outset, the MSCI EAFE Index provided a total return of +11.6% in dollar terms, while the return of the U.S. Standard & Poor's 500 Stock Index was +37.6%, its highest return since 1958.

         I should also note that some of our international fund competitors have elected to partially "immunize" their portfolios against variations in the U.S. dollar by "hedging" foreign currencies. The three Portfolios of Vanguard International Equity Index Fund do not do so, for we believe that such a policy is expensive and, over the long run, unlikely to add value to our returns. (It's sort of like forecasting future interest rates: easier said than done!) Further, the international indexes we track are completely unhedged, and our objective is to emulate their returns, which are measured in U.S. dollars.

A LIFETIME REVIEW

Far more important than our results in any single year are the returns we deliver over the long term. While I would hardly define "long term" as the brief span of time during which our two original Portfolios have operated (five and one-half years), that period is all we have to rely on. So, this table presents the performance comparisons since each Portfolio's inception.


------------------------------------------------------------------------------
                                                ANNUAL TOTAL RETURN
                                                 SINCE INCEPTION*
                                    ------------------------------------------
                                    EUROPEAN          PACIFIC         EMERGING
                                     MARKETS          MARKETS          MARKETS
------------------------------------------------------------------------------
VANGUARD PORTFOLIO                     +8.9%            +3.5%            +4.2%
COMPETITIVE GROUP                      +5.0             +3.1             +2.6
------------------------------------------------------------------------------
VANGUARD ADVANTAGE                     +3.9%            +0.4%            +1.6%
------------------------------------------------------------------------------

* Portfolio inceptions: European and Pacific Portfolios, June 1990; Emerging Markets Portfolio, May 1994.

Note: Performance figures are adjusted for transaction and annual account maintenance fees.

I should note that these performance comparisons are inevitably imprecise. The most accurate one is in Europe, where the country profile of other international funds is generally similar to our own (about one-third of assets in the United Kingdom, and one-sixth each in Germany, France, Switzerland, and the Netherlands). Second best is in the emerging markets (roughly one-half of assets in the Pacific rim; one-third in Latin America).

         The least valid comparison is in the Pacific basin, where Japanese equities account for a giant 80% of our Portfolio (the same as their weight in the index). Other Pacific mutual funds, however, given their concern for diversification, hold, on average, about 30% of their assets in Japan. This differential in the weighting of Japan means that the index return and the returns of actively managed funds in the Pacific can be extreme. The variability of performance works in our favor when stocks on the Tokyo bourse are relatively strong--and vice-versa.

                                                                     (continued)

------------------
(1) When we published our booklet The Triumph Of Indexing in early 1995, little did we know that the year would work out so favorably for index funds.

         To use the proper mutual fund boilerplate parlance: "Past performance is not predictive of future performance." And in terms of the absolute returns reflected in the previous table, an investor could well respond, "I hope not." But in terms of relative returns, our international index Portfolios have, over their lifetimes, more than held their own when compared with our traditionally managed peers.

THE WORLD EQUITY MARKETS

The charts below show the world's combined stock market capitalization at the start of 1990 versus the close of 1995. The comparison reveals two dramatic changes:

(1) The total market value of the world's stock markets has increased by more than 40%--from $12 trillion to $17 trillion.

(2) The distribution of the world's market capitalization has shifted dramatically away from Japan (falling from 38% to 22% of the world's market value) and toward the U.S. (rising from 30% to 38%) during the period.

The changing weights in the two countries are largely the result of markedly different cumulative returns in the stock markets of the two nations, with a -19% decrease in the value of Japanese stocks for the period versus a +80% increase in the value of the U.S. stock market (in both cases excluding dividends). The objective of most equity investors is to achieve enhanced capital growth while at the same time minimizing risk by diversifying among nations in which returns can vary so widely. In the 1990s, of course, the objective of enhanced capital growth has thus far yet to be reached.

         In any event, if a "world portfolio" is what you want--and it does offer, in Europe and the Pacific, some prudent diversification, and in the emerging markets, some higher return potential--I would recommend that most investors commit to a limited exposure in foreign markets. A truly global portfolio would include 38% U.S. equities and 62% international equities. However, given the risks I've described throughout this letter, I would recommend that U.S. investors seeking global diversification limit their exposure to non-U.S. equities to no more than 20% of their total equity position.

[FIGURE 3]

                                    Dollar Value
                                     (trillions)
                                 -----------------
Region                              1989      1995
--------------------------------------------------
U.S.                                $3.5      $6.3
JAPAN                                4.4       3.6
OTHER PACIFIC                        0.3       0.8
EUROPE                               2.5       4.3
EMERGING MARKETS                     0.6       1.2
OTHER                                0.4       0.3
--------------------------------------------------
  TOTAL                           $ 11.7    $ 16.5

SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL.

IN SUMMARY

Perhaps surprisingly, many portfolio managers are recommending reduced exposure to U.S. equities following their extraordinarily high 1995 returns and increased exposure to international markets despite their generally lackluster returns during the past year. While these "experts" too often provide advice that simply extends the trends of the recent past, their conclusions today seem to be based more on the premises that: (a) returns among markets tend to even out over time; and (b) international equities are undervalued relative to U.S. equities based on investment fundamentals such as earnings and dividends. This time, they may be right.

         One year ago, in my Chairman's letter to you in the Fund's 1994 Annual Report, I noted:

     "If you wish to own 'a share of the world,' the three Portfolios of Vanguard International Equity Index Fund--European, Pacific, and Emerging Markets--make consummate good sense. Together, they provide the greatest diversification in the field, available at by far the lowest cost. The theory that international indexes can outpace most actively managed international funds has proved itself over and over again. And the implementation of international indexing by Vanguard has reaffirmed, in the real world, albeit in a fairly short period, that practice can validate theory."

That's a long quote of one's own words, but, with 1995's results now history, the strategy of international indexing is equally valid--if not more so--today.

         Index funds--their composition defined by the market indexes they emulate--inevitably "stay the course" in investment policy. What remains is for shareholders seeking international diversification to stay the course, too. While I recommend limited exposure to international equity markets, it is you who must decide on the portfolio structure that best fits your long-term needs, hold fast to that structure, and do your best to ignore the inevitable--and sometimes violent--short-term ups and downs in the markets of many foreign nations. For our part, we shall continue to do our very best to serve your interests. A year ago, I suggested that you, too, stay the course; I reiterate that advice today.

Sincerely,

/s/ JOHN C. BOGLE

John C. Bogle
Chairman of the Board

January 25, 1996

Note: Mutual fund data from Lipper Analytical Services, Inc.



----------------------------------------------------------------------------------------------------------------------
                                                    NET ASSET VALUE PER SHARE
                                           -------------------------------------------        DIVIDENDS PER SHARE FROM
PORTFOLIO                                  DECEMBER 31, 1994         DECEMBER 31, 1995         NET INVESTMENT INCOME*
----------------------------------------------------------------------------------------------------------------------
EUROPEAN  . . . . . . . . . . . . . . .          $11.76                    $14.02                      $.32
PACIFIC   . . . . . . . . . . . . . . .           11.31                     11.50                       .12
EMERGING MARKETS  . . . . . . . . . . .           10.87                     10.75                       .18
----------------------------------------------------------------------------------------------------------------------

* In addition, a distribution from net realized capital gains was paid by the European Portfolio ($.04 per share).

                             CUMULATIVE PERFORMANCE
[FIGURE 4]

        Average Annual Total Returns--Periods Ended December 31, 1995
-------------------------------------------------------------------------------------
                                  1 Year            5 Years       Since Inception*
-------------------------------------------------------------------------------------
EUROPEAN PORTFOLIO**              +21.01%           +11.52%            +8.85%
AVERAGE EUROPEAN FUND             +16.85            + 7.66             +4.98
MSCI EUROPE INDEX                 +22.08            +12.21             +9.62


 * Inception, June 18, 1990.

** Performance figures are adjusted for the 1% transaction fee on purchases and the $10 annual account maintenance fee.

Note: Past performance is not predictive of future performance.

[FIGURE 5]

        Average Annual Total Returns--Periods Ended December 31, 1995
-------------------------------------------------------------------------------------
                                     1 Year            5 Years       Since Inception*
-------------------------------------------------------------------------------------
PACIFIC PORTFOLIO**                  +1.67%            +7.05%            +3.48%
AVERAGE PACIFIC/JAPAN FUND           -0.08             +7.33             +3.08
MSCI PACIFIC (FREE) INDEX            +2.89             +7.51             +3.65


 * Inception, June 18, 1990.

** Performance figures are adjusted for the 1% transaction fee on purchases and the $10 annual account maintenance fee.

Note: Past performance is not predictive of future performance.

[FIGURE 6]

        Average Annual Total Returns--Periods Ended December 31, 1995
---------------------------------------------------------------------
                                      1 Year       Since Inception*
---------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO**         -2.52%            +4.15%
AVERAGE EMERGING MARKETS FUND        -4.59             +2.61
MSCI SELECT EMERGING
  MARKETS (FREE) INDEX               +0.24             +2.38


 * Inception, May 4, 1994.

** Performance figures are adjusted for the 2% transaction fee on purchases, the 1% transaction fee on redemptions, and the $10 annual account maintenance fee.

Note: Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS--THE AVERAGE ANNUAL TOTAL RETURNS FOR THE PORTFOLIOS (PERIODS ENDED DECEMBER 31, 1995) ARE AS FOLLOWS:

                                                                                              SINCE INCEPTION
                                                                                     ----------------------------------
                                         INCEPTION                                   TOTAL         CAPITAL       INCOME
PORTFOLIO                                  DATE         1 YEAR        5 YEARS        RETURN         RETURN       RETURN
---------                                  ----         ------        -------        ------       --------       ------
EUROPEAN*                                 6/18/90        +21.01%       +11.52%        +8.85%        +6.41%       +2.44%
PACIFIC*                                  6/18/90        + 1.67        + 7.05         +3.48         +2.82        +0.66
EMERGING MARKETS**                         5/4/94        - 2.52            --         +4.15         +2.80        +1.35

 * PERFORMANCE FIGURES ARE ADJUSTED FOR THE 1% TRANSACTION FEE ON PURCHASES AND THE $10 ANNUAL ACCOUNT MAINTENANCE FEE.

** PERFORMANCE FIGURES ARE ADJUSTED FOR THE 2% TRANSACTION FEE ON PURCHASES,
   THE 1% TRANSACTION FEE ON REDEMPTIONS, AND THE $10 ANNUAL ACCOUNT MAINTENANCE FEE.

ALL OF THESE DATA REPRESENT PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                THE LONG-TERM CASE FOR INTERNATIONAL INDEXING

When Vanguard pioneered the first series of international index portfolios in mid-1990, the public and our peers' reaction was sort of "ho-hum." International index funds were said to be destined to mediocrity at best, since, to paraphrase the criticism, "international equity markets are so complex and inefficient that skilled portfolio managers can, with relative ease, not only identify the best regions of the world in which to invest, but select the most undervalued individual stocks in each nation."

         That argument is, logically speaking, absurd. It ignores the fact that if one of the so-called skilled investors earns, say, a return that is 3% greater than the market, there must inevitably be another investor that earns 3% less (assuming an equal amount of assets). It is also a dubious proposition, given the Herculean challenge of identifying the skilled managers in advance.

A LARGE ADVANTAGE IN THE U.S.

This lesson has been driven home with considerable force in the U.S., where the Standard & Poor's 500 Stock Index has provided annual returns that are, on average, higher than those achieved by about three out of every four professional mutual fund portfolio managers. Over the past decade, the Index has outperformed the average U.S. equity fund by over 2% annually--+14.9% versus +12.5%. This difference strongly suggests that mutual fund managers as a group provided the same gross returns as the Index, but carried a cost handicap of about 2%.

         This 2% annual cost is composed of an average advisory fee and other fund expenses equal to 1.3% of assets and portfolio turnover costs that may run to approximately 0.7% of assets. Even though transaction costs are relatively low in the U.S., the typical equity fund has an annual turnover rate of 78% of portfolio net assets. (I should note that fund sales charges are ignored in this cost comparison. For a typical "load" fund, the added cost would be about 1% per year, if amortized over five years. This addition would raise the annual cost to fully 3% per year--a truly staggering handicap to overcome, even among the very best managers.)

AN EVEN LARGER ADVANTAGE AROUND
THE GLOBE

Indexing provides financial advantages that should be even greater in international equity markets than in the United States. First, average expenses are considerably greater in international mutual funds, running about 1.6% (a cost increase of 0.3% versus U.S. funds). Second, although portfolio turnover is lower among international funds (about 57% per year, still a very high figure), transaction costs are considerably larger in international markets. Liquidity costs, trading costs, stamp taxes, and custodian fees are all higher in offshore markets and may result in transaction costs that alone total as much as 2% of assets per year (maybe even more). Thus, the annual handicap to be overcome, in our judgment, approaches 4%, nearly double the 2% handicap faced by U.S. equity managers. (Again, if load funds are considered, we can assume that a total annual cost of about 5% must be overcome.)

         International index funds must incur the same types of costs, but they should be of far lower dimension. Specifically, the low-cost Vanguard International Equity Index Fund Portfolios pay no investment advisory fees and, partially because of that fact, incur expense ratios that are 75% below competitive norms. Our European and Pacific Portfolios incurred expenses equal to only 0.35% in 1995; for our Emerging Markets Portfolio, the expense ratio was 0.60%.

         Even more important is the fact that, as index Portfolios, our annual portfolio turnover is minimal, averaging about 2% in 1995--fully 96% below the average turnover ratio of our peers. As a result, we estimate that our transaction costs run about 0.5% of assets per year, most of which have been covered by the transaction fees paid by shareholders when they join the Fund. Thereafter, shareholders should incur little or no such costs.

         Combined, our operating and transaction costs average less than 1% annually, compared to nearly 4% for our actively managed competitors. Over an extended period of time, our international index portfolios seek to achieve a major portion of this natural advantage of over 3.0% in annual return--a truly substantial margin.

         So far, our results, as shown in the table on page 3, have indicated that this ambitious goal is not unrealistic. During the relatively brief five and one-half year period in which our European and Pacific Portfolios have operated, and in the extremely brief period of operations for our Emerging Markets Portfolio, we can preliminarily conclude, I think, that our actual returns in the real world have verified our theory that costs make the difference. As for the long-run, of course, only time will tell.

COUNTRY DIVERSIFICATION

Under academic theory, a fully diversified investor seeking the maximum risk-adjusted return should emulate the country weights shown in the pie charts on page 4. We respectfully--but strongly--disagree. Portfolio theory does not take into account the special risks involved in a large exposure to the markets of nations that (in many cases) lack the economic, financial, social, and governmental stability that presently exists--at least in relative terms--in the United States.

         What is more, theory seems to ignore the clear fact that the competitive returns in international markets--at least during the past decade--have been achieved not in local currency terms, but in U.S. dollar terms. Given the weakness of the dollar since 1985, U.S. investors in offshore markets have received returns that have been similar to those in the U.S. But these returns were far smaller when measured in local currencies. The following table presents the comparisons.


--------------------------------------------------------------------
                                                  TOTAL RETURN
                                             -----------------------
                                                 TEN YEARS ENDED
                                                DECEMBER 31, 1995
                                             -----------------------
                                             ANNUAL
GLOBAL MARKETS                                RATE        CUMULATIVE
--------------------------------------------------------------------
UNITED STATES                                +14.9%          +300%
--------------------------------------------------------------------
INTERNATIONAL--DOLLAR BASED                  +14.0%          +269%
INTERNATIONAL--LOCAL CURRENCY                + 9.0           +136
--------------------------------------------------------------------

Note: For U.S. stocks, the Standard & Poor's 500 Stock Index; for international stocks, the MSCI EAFE Index.

As you can see, when measured in dollar terms, the annual rates of return from international markets almost matched the return of the U.S. stock market (+14.0% versus +14.9%). But, measured in local currency terms (+9.0% overall), foreign markets have provided returns that can be described as mundane at best. As a result of these annual rates of returns, the cumulative return differentials have been monumental, with international markets providing a decade-long return of but +136% measured in local terms and +269% in dollar terms, compared to a return of +300% for the U.S. market. You should recognize that these returns are not predictive of future returns. Indeed, future returns will depend not only on the economic performance of each nation but also on whether returns are enhanced by continued weakness in the dollar or eroded by the dollar's strength.

"RISK ADJUSTED" RETURNS

According to theory, the value of international diversification is not that it necessarily increases returns but that it increases risk-adjusted returns. That is to say that, to some degree at least, stock markets of different nations fluctuate independently of one another. As a result, the price volatility of an international investor's portfolio should be reduced. Leaving aside the speculative nature of forecasting both returns and future volatility, the question posed is this: Are relatively small differences in volatility important enough to justify a large difference in return (which, in fairness, may be positive for international markets in the years ahead)? It is a question that cannot be answered in advance.

         Nonetheless, the evidence does not confirm this seemingly rational theory. Indeed, over the past 15 years, a 100% U.S. portfolio provided both slightly higher returns and slightly lower risks* to U.S. investors than the internationally diversified MSCI World Index. And, so far during the 1990s, the 100% U.S. portfolio provided not only lower risks but substantially higher returns.

----------
* As measured by "standard deviation."

                        TOTAL INVESTMENT RETURN TABLES


The following tables illustrate the results of single-share investments in the VANGUARD INTERNATIONAL EQUITY INDEX FUND-EUROPEAN and PACIFIC PORTFOLIOS since inception through December 31, 1995. During the period illustrated, stock prices fluctuated widely; these results should not be considered a representation of the dividend income or capital gain or loss that may be realized from an investment made in the Portfolios today.

EUROPEAN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
PERIOD                                       PER SHARE DATA                               TOTAL INVESTMENT RETURN*
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      MSCI Europe
                                                                                           European Portfolio               Index
                                                             Value With Income   ----------------------------------  ------------
Year Ended      Net Asset    Capital Gains        Income   Dividends & Capital    Capital       Income        Total         Total
December 31         Value    Distributions     Dividends      Gains Reinvested     Return       Return       Return        Return
---------------------------------------------------------------------------------------------------------------------------------
INITIAL (6/90)     $ 9.92               --            --               $  9.92         --           --           --           --
---------------------------------------------------------------------------------------------------------------------------------
1990                 9.06               --          $.14                  9.20      - 9.6%        +1.4%       - 8.2%       - 6.5%
---------------------------------------------------------------------------------------------------------------------------------
1991                 9.92               --           .26                 10.34      + 8.4         +2.8        +11.2        +14.1
---------------------------------------------------------------------------------------------------------------------------------
1992                 9.33               --           .26                 10.00      - 6.9         +2.5        - 4.4        - 3.9
---------------------------------------------------------------------------------------------------------------------------------
1993                11.88               --           .17                 12.91      +26.1         +1.7        +27.8        +29.3
---------------------------------------------------------------------------------------------------------------------------------
1994                11.76             $.06           .28                 13.15      - 1.5         +2.3        + 0.8        + 2.8
---------------------------------------------------------------------------------------------------------------------------------
1995                14.02              .04           .32                 16.09      +18.4         +2.6        +21.0        +22.1
---------------------------------------------------------------------------------------------------------------------------------
LIFETIME                                                                                                      +59.9%       +66.3%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                                                    +8.9%        +9.6%
---------------------------------------------------------------------------------------------------------------------------------


PACIFIC PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
PERIOD                                       PER SHARE DATA                                   TOTAL INVESTMENT RETURN*
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     MSCI Pacific
                                                                                           Pacific Portfolio         (Free) Index
                                                             Value with Income    ---------------------------------- ------------
Year Ended      Net Asset    Capital Gains        Income   Dividends & Capital    Capital       Income        Total        Total
December 31         Value    Distributions     Dividends      Gains Reinvested     Return       Return       Return       Return
---------------------------------------------------------------------------------------------------------------------------------
INITIAL (6/90)    $  9.99               --            --               $  9.99         --           --           --           --
---------------------------------------------------------------------------------------------------------------------------------
1990                 8.56               --          $.03                  8.59      -15.2%        +0.3%       -14.9%       -15.1%
---------------------------------------------------------------------------------------------------------------------------------
1991                 9.42               --           .05                  9.51      + 8.9         +0.6        + 9.5        +11.5
---------------------------------------------------------------------------------------------------------------------------------
1992                 7.56             $.10           .05                  7.78      -19.5         +0.4        -19.1        -18.5
---------------------------------------------------------------------------------------------------------------------------------
1993                10.13              .05           .06                 10.54      +33.3         +0.8        +34.1        +36.1
---------------------------------------------------------------------------------------------------------------------------------
1994                11.31              .06           .08                 11.91      +11.1         +0.8        +11.9        +12.8
---------------------------------------------------------------------------------------------------------------------------------
1995                11.50               --           .12                 12.24      + 0.7         +1.0        + 1.7        + 2.9
---------------------------------------------------------------------------------------------------------------------------------
LIFETIME                                                                                                      +20.8%       +21.9%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                                                    +3.5%        +3.6%
---------------------------------------------------------------------------------------------------------------------------------


* Includes reinvestment of income dividends and any capital gains distributions for both the Portfolio and the Index. Portfolio performance adjusted for the 1% transaction fee on purchases and the $10 annual account maintenance fee.

Note: No adjustment has been made for income taxes payable by shareholders on reinvested income dividends and capital gains distributions.

                            STATEMENT OF NET ASSETS

                                                            FINANCIAL STATEMENTS
                                                               December 31, 1995

                                                                         Market
                                                                          Value
EUROPEAN PORTFOLIO                                        Shares         (000)+
-------------------------------------------------------------------------------
COMMON STOCKS (98.3%)
-------------------------------------------------------------------------------
AUSTRIA (.6%)
*  Austrian Airlines                                       2,378     $      396
   Bank Austria AG                                         1,460             58
   Bank Austria AG Pfd.                                      950             45
   Bank Austria AG (Ptg. Ctf.)                            15,862          1,282
   BWT (Benck Wassertech)                                    610             63
   Creditanstalt Bank AG                                  12,540            696
   Creditanstalt Bank AG Pfd.                              9,738            501
   Ea-Generali AG                                          1,661            498
   Ea-Generali AG Pfd.                                       214             34
   Lenzing                                                   750             63
   Oest Brau-Beteiligungs AG                               1,750             80
   Oest Elektrizitaetswirts Class A                       15,405            927
   OMV AG                                                 11,307            982
   Radex-Heraklith                                         7,067            214
*  Steyr-Daimler-Puch                                      1,944             33
*  Universale-Bau                                          1,000             53
   Wienerberger Baustoffindustrie AG                       1,310            260
                                                                     ----------
            GROUP TOTAL                                                   6,185
                                                                     ----------
-------------------------------------------------------------------------------
BELGIUM (2.3%)
   Bekaert NPV                                             1,537          1,266
   Cimenteries  NPV                                        1,060            430
   Cimenteries VVPR NPV                                    1,050            421
   Delhaize Freres                                        20,028            830
   Electrabel NPV                                         19,632          4,670
   Electrabel VVPR NPV                                     5,500          1,312
   Fortis AG NPV                                          17,097          2,080
   Generale de Banque NPV                                  4,560          1,615
   Gevaert Photo Products NPV                             15,900            978
   Glaverbel                                               2,859            306
   Group Bruxelles Lambert SA                              5,950            826
   Kredietbank NPV                                         5,938          1,624
   Kredietbank VVPR NPV                                    1,000            273
   Petrofina SA                                            6,760          2,070
   Royale Belge NPV                                        7,800          1,558
   Royale Belge VVPR NPV                                     510            102
   Solvay et Cie. SA                                       3,025          1,634
   Tractebel NPV                                           2,050            846
   Tractebel VVPR NPV                                        120             49
*  Union Miniere SA                                        8,168            547
                                                                     ----------
            GROUP TOTAL                                                  23,437
                                                                     ----------
-------------------------------------------------------------------------------
DENMARK (1.5%)
   Aarhus Oliefabrik A                                     1,620             94
   Aarhus Oliefabrik B                                       840             47
   Carlsberg Series A                                      8,875            496
   Carlsberg Series B Pfd.                                 8,449            473
   Danisco                                                15,135            732
   Danske Luftfartselsk AB                                 1,120             98
   Den Danske Bank AF                                     23,200          1,603
   D/S 1912 B                                                 70          1,339
   D/S Svendborg B                                            50          1,344
*  East Asiatic Co.                                        3,600             72
   FLS Industries Class B                                  3,548            275
   GN Store Nord                                           1,150             92
   ISS (International Service Systems)
     Series B                                             15,619            352
   Korn-Og Foderstof                                       2,450            106
*  J Lauritzen Holding B                                   1,065            117
   NKT (Nordisk Kabel)                                    14,200            666
   Novo-Nordisk Class B                                    7,166            983
   Radiometer Class B                                      6,508            467
   Royal Copenhagen A                                        100              9
   Sophus Berendsen Class A                                3,483            392
   Sophus Berendsen Class B                                6,200            699
   Superfos                                                8,330            729
   Teledanmark B                                          56,695          3,100
   Unidanmark Class A                                     25,677          1,274
                                                                     ----------
            GROUP TOTAL                                                  15,559
                                                                     ----------
-------------------------------------------------------------------------------
FINLAND (1.1%)
   Amer Group A                                            8,720            136
   Cultor Oy - Series 1                                    2,750            114
   Cultor Oy - Series 2                                    4,420            183
   Instrumentarium Class A                                 1,000             26
   Instrumentarium Class B                                 3,140             81
*  Kansallis Osake                                     1,202,000            997
   Kesko                                                  21,370            266
   Kone Class B                                            1,428            119
   Kymmene Oy                                             28,354            751
   Metra Oy A                                              3,170            131
   Metra Oy B                                             17,128            710
   Nokia AB A                                             50,600          1,958
   Nokia AB K                                             63,200          2,503
   Outokumpu A                                            46,450            738
   Pohjola A                                              21,688            275
   Pohjola B                                               6,300             81
   Repola Oy                                              66,808          1,262
   Sampo A                                                 7,601            408
   Stockmann AB Oy A                                       1,200             69
   Stockmann AB Oy B                                       1,380             72
                                                                     ----------
            GROUP TOTAL                                                  10,880
                                                                     ----------
-------------------------------------------------------------------------------
FRANCE (12.5%)
   Accor                                                  13,318          1,727
   Air Liquide                                            18,465          3,062
   Alcatel Alsthom                                        52,037          4,492
   AXA                                                    62,775          4,236
   Banque Nationale de Paris                              73,368          3,314
   BIC                                                     8,300            845
   Bongrain                                                  160             90
   Bouygues                                                9,132            921
   BSN-Gervais Danone                                     30,878          5,102
   Canal Plus SA                                           7,500          1,408

                                                                         Market
                                                                          Value
                                                          Shares         (000)+
-------------------------------------------------------------------------------
   Carrefour                                              10,880     $    6,610
   Casino Guichard Perrachon                               6,000            136
   Casino Guichard Perrachon Pfd.                         14,600            424
   Chargeurs SA                                            4,031            804
   Cie. Generale des Eaux                                 43,133          4,312
   Club Mediterranee                                       4,260            341
   CMB Packaging                                          27,905          1,278
   Compagnie Bancaire                                     11,660          1,307
   Compagnie Financiere de Suez                           55,656          2,299
   Compagnie UAP SA                                      127,400          3,332
   Comptoirs Modernes                                      2,392            778
   Credit Foncier de France                               14,073            204
   Credit Nationale                                        4,222            311
   DMC (Dollfus-Mieg et Cie.)                              5,900            241
   Docks de France                                         3,630            552
   Ecco                                                    4,396            666
   Eridania Beghin-Say                                     7,785          1,337
   Essilor International                                   4,585            878
   Eurafrance                                              2,249            756
   Europe 1                                                1,577            319
   Finextel                                               21,600            314
   Geophysique                                             2,500             82
   GTM Entrepose                                           3,800            267
   Havas                                                  21,599          1,716
   Imetal                                                  6,932            829
   Lafarge                                                41,908          2,704
   Lagardere Groupe                                       33,620            619
   Legrande (Bearer)                                       8,390          1,297
   L'Oreal                                                24,685          6,617
   LVMH Moet-Hennessy                                     36,175          7,545
   Lyonnaise des Eaux                                     24,647          2,376
   Michelin Series B (Registered)                         39,560          1,580
   Moulinex                                               14,520            200
   Nord Est SA                                            27,800            645
   Paribas A                                              52,543          2,885
   Parisienne de Reescompte                                8,002            654
   Pernod-Ricard                                          20,313          1,156
   Peugeot SA                                             16,473          2,176
   Pinault-Printemps SA                                    8,492          1,696
   Primagaz Cie.                                           6,575            523
   Promodes                                                9,615          2,263
   Radiotechnique                                            792             44
   Rhone-Poulenc A                                        96,692          2,074
   Sagem                                                   2,040          1,147
   Saint-Gobain                                           28,210          3,126
   Saint-Louis                                             1,824            485
   Salomon                                                   970            565
   Sanofi                                                 34,894          2,240
   Schneider SA                                           60,130          2,058
   S.E.F.I.M.E.G.                                          3,350            223
   Seita                                                  18,820            683
   Sidel SA                                                2,487            776
   Simco                                                   4,328            412
   Skis Rossignol                                            288             79
   Societe Centrale des Assurance
     Generales de France                                  26,854          3,322
   Societe National Elf Aquitaine                        104,538          7,712
   Societe Unibail                                         2,180            226
   Sodexho                                                 1,550            456
   Sommer Allibert                                         2,310            613
   Technip                                                 5,800            400
   Thomson-C.S.F.                                         37,110            828
   Total SA B                                            100,392          6,784
   Union Immobilier                                          320             28
   Usinor Sacilor                                         78,700          1,032
   Valeo SA                                               28,100          1,303
                                                                     ----------
            GROUP TOTAL                                                 126,842
                                                                     ----------
-------------------------------------------------------------------------------
GERMANY (13.4%)
   Aachener & Muenchener
     Beteiligungs (Bearer)                                   444            282
   Aachener & Muenchener
     Beteiligungs (Registered)                             1,250            943
   AGIV AG Industrie & Verkehr                            18,870            398
   Allianz AG Holding                                      8,787         17,165
   Asko Deutsche Kaufhaus AG                               1,700            891
   Asko Deutsche Kaufhaus AG VZA                             110             50
   BASF AG                                                24,700          5,514
   Bayer AG                                               23,800          6,294
   Bayerische Hypotheken und
     Wechsel Bank                                         87,890          2,220
   Bayerische Vereinsbank AG                              75,530          2,248
   Beiersdorf AG                                           1,500          1,032
   Bilfinger & Berger                                        912            346
   Brau & Brunnen AG                                       1,992            302
*  Bremer Vulk Schiff                                      6,033            168
   Colonia Konzern AG                                      1,373          1,151
   Colonia Konzern VZA                                     1,050            682
   Continental AG                                         22,000            307
   Daimler Benz AG                                        20,394         10,287
   Degussa AG                                              1,692            565
   Deutsche Bank AG                                      182,100          8,648
*  Didier Werke                                              760             63
   DLW                                                       340             52
   Douglas Holding AG                                      9,620            340
   Dresdner Bank AG                                      143,110          3,829
   Dyckerhoff AG                                             650            250
   Dyckerhoff VZA                                            990            213
   Escada STA                                                470             85
   Escada VZA                                                840            147
*  Fag Kugelfischer STA                                    1,850            239
*  Fag Kugelfischer VZA                                      800            100
   Heidelberger Zement                                     1,650          1,038
   Herlitz STA                                             1,000            166
   Herlitz VZA                                             1,815            292

                                                                         Market
EUROPEAN                                                                  Value
PORTFOLIO (continued)                                     Shares         (000)+
-------------------------------------------------------------------------------
   Hochtief                                                3,955     $    1,691
   Holsten-Brauerei                                          337             77
   Industrie-Werke
     Karlsruheaugsburg AG                                    450             82
   Karstadt AG                                             2,300            940
   Kaufhof AG                                              2,090            638
   Kaufhof AG Pfd.                                         1,250            306
*  Klockner-Humbolt-Deutz                                 22,500            138
   Linde AG                                                1,404            821
*  Linotype AG                                               950             98
   Lufthansa                                              13,737          1,896
   Lufthansa VZA                                             700             91
   Man AG                                                  2,625            712
   Man Vorzug AG                                           2,050            443
   Mannesmann AG                                          15,029          4,795
   Munchener Ruckversicherung STA                            120            218
   Munchener Ruckversicherung VZA                          2,870          6,256
   Preussag AG                                             5,680          1,591
*  PWA Papierwerke Waldhof                                 3,300            491
   Rheinisch-Westfaelisches
     Elektrizitaetswerk AG                                19,422          7,056
   Rheinisch-Westfaelisches
     Elektrizitaetswerk AG Pfd.                            8,368          2,339
   Rheinmetall                                             1,900            272
   Rheinmetall VZA                                           750             85
   Salamander                                                430             68
   Sap AG                                                 28,700          4,462
   Sap AG Pfd.                                            15,750          2,388
   Schering AG                                            24,950          1,657
   Siemens AG                                             22,385         12,277
   Strabag Bau AG                                          1,893            338
   Strabag Bau AG Pfd.                                       143             24
*  Thyssen AG                                             10,366          1,887
   Veba AG                                               207,581          8,832
   Viag AG                                                 8,856          3,558
   Volkswagen AG                                           9,800          3,284
   Volkswagen AG Pfd.                                      1,850            449
                                                                     ----------
            GROUP TOTAL                                                 136,567
                                                                     ----------
-------------------------------------------------------------------------------
HONG KONG (.3%)
   HSBC Holdings PLC                                     220,000          3,329
                                                                     ----------
-------------------------------------------------------------------------------
IRELAND (.5%)
   Allied Irish Banks                                    179,900            975
   Crean, James Ltd.                                      27,780             87
   CRH PLC                                               101,800            767
   FYFFES  PLC                                            56,930            100
   Greencore PLC                                          25,000            218
   Independent News                                      175,263          1,110
   Irish Life PLC                                         93,700            356
   Jefferson Smurfit Group                               364,400            870
   Kerry Group A                                          21,160            166
   Waterford Wedgewood                                   374,680            360
   Woodchester Holdings                                    9,100             25
                                                                     ----------
            GROUP TOTAL                                                   5,034
                                                                     ----------
-------------------------------------------------------------------------------
ITALY (4.3%)
   Assicurazioni Generali                                338,678          8,208
   Banca Commerciale Italiana Risp.                      495,000          1,058
   Banco Ambrosiano Veneto                               131,255            358
   Banco Ambrosiano Veneto Risp.                          65,920             83
   Benetton Group SPA                                     54,000            643
   Burgo (Cartiere) SPA                                   91,100            455
   Cementir SPA                                           96,680             77
   Credito Italiano                                    1,077,380          1,256
   Danieli & Co.                                          11,090             70
   Danieli & Co. Risp.                                     9,000             24
   Edison SPA                                            233,000          1,005
*  Falck, Accia & Ferr                                    81,000            180
   Fiat SPA                                            1,228,500          3,996
   Fiat SPA Pfd.                                         475,000            868
   Fiat SPA Risp.                                        255,700            452
   Fidis                                                 132,500            254
   Franco Tosi SPA                                        24,100            143
*  Impregilo SPA                                         213,000            180
   Istituto Bancario San Paolo SPA                       246,000          1,458
   Istituto Mobiliare Italiano                           220,000          1,387
   Istituto Naz Delle Assicurazioni                    2,131,500          2,828
   Italcementi                                            46,057            276
   Italcementi Risp.                                      46,235            114
   Italgas                                               119,750            365
   La Previdente                                           8,000             53
   Lane Marzotto                                          11,800             71
   Lane Marzotto Risp.                                     5,000             34
   Magnetti Marelli SPA                                  263,500            323
   Mediobanca Banca Di
     Credito Finanziaria                                 207,000          1,435
*  Montedison Risp.                                      260,000            154
*  Montedison SPA                                      1,729,274          1,160
*  Olivetti & Cie. SPA                                   686,250            551
   Parmalat Finanziaria SPA                              136,000            118
*  Pirelli SPA                                           314,000            406
*  Pirelli SPA Risp.                                      46,300             48
   RAS                                                   101,550          1,155
   RAS Risp.                                              36,000            221
   Rinascente                                            127,062            770
   Rinascente Priv.                                       15,000             39
   Rinascente Risp.                                        6,000             17
*  Saffa                                                  21,790             57
   SAI                                                    53,730            550
   SAI Risp.                                              18,000             75
   Saipem                                                131,500            303
   Sasib                                                  14,960             66
   Sasib Risp.                                            24,000             59
   Sirti SPA                                              92,690            521

                                                                         Market
                                                                          Value
                                                          Shares         (000)+
-------------------------------------------------------------------------------
*  SME Meridonale Finanziaria                             26,747     $       55
*  SNIA Bpd                                              665,000            555
   SNIA Bpd Risp.                                         29,411             24
   Telecom Italia Mobile SPA                           2,477,166          4,364
   Telecom Italia Mobile SPA Risp.                       576,944            607
   Telecom Italia Risp.                                  576,944            706
   Telecom Italia SPA                                  2,477,166          3,857
                                                                     ----------
            GROUP TOTAL                                                  44,092
                                                                     ----------
--------------------------------------------------------------------------------
NETHERLANDS (8.1%)
   ABN AMRO Holding NV                                   121,152          5,525
   Ahold NV                                               44,291          1,810
   Akzo NV                                                24,000          2,779
   Elsevier NV                                           240,190          3,206
   Getronics NV                                           13,579            635
   Heineken NV                                            17,276          3,068
   Hollandsche Beton Groep NV                              1,380            211
   Hoogovens & Staalf                                     17,549            588
   IHC Caland NV                                           4,660            157
   Internationale Nederlanden Groep                      116,849          7,814
   KLM Royal Dutch Airlines                               32,247          1,135
   Koninklijke KNP BT NV                                  41,914          1,077
   Koninklijke PTT Nederland NV                          164,040          5,966
   Nedlloyd Group NV                                      15,351            349
   Oce Van Der Grinten                                    10,607            646
   Philips Electronics NV
     (non-voting)                                        134,305          4,859
   Royal Dutch Petroleum                                 215,789         30,180
   Royal Pakhoed Holdings                                 15,152            417
   Stad Rotterdam                                         14,180            423
   Stork VMF                                              14,772            367
   Unilever NV                                            64,477          9,070
   Wolters Kluwer                                         16,983          1,608
                                                                     ----------
            GROUP TOTAL                                                  81,890
                                                                     ----------
-------------------------------------------------------------------------------
NORWAY (.9%)
   Aker AS A                                              18,723            249
   Aker AS B                                               3,920             48
   Bergesen Series A                                      24,616            491
   Bergesen Series B                                      16,236            319
   Dyno Industrier AS                                     21,896            513
   Elkem A                                                42,320            482
   Hafslund Nycomed AS A                                  16,771            438
   Hafslund Nycomed AS B                                  16,531            420
   Kvaerner Industries AS A                                9,300            330
   Kvaerner Industries AS B                                3,800            128
   Lief Hoegh                                              9,000            134
*  NCL Holdings AS                                       105,500             83
   Norsk Hydro                                            66,294          2,791
   Norske Skog Industries A                                9,530            281
   Norske Skog Industries B                                3,140             87
   Orkla AS A                                             22,100          1,100
   Orkla AS B                                              2,580            123
*  Uni-Storebrand AS A                                   109,300            605
*  Unitor                                                  2,500             34
                                                                     ----------
            GROUP TOTAL                                                   8,656
                                                                     ----------
-------------------------------------------------------------------------------
SPAIN (3.4%)
   Acerinox SA                                             7,816            790
*  Aguila (El) SA                                         33,558            206
   Alba                                                    7,265            447
   Argentaria SA                                          46,900          1,933
   Autopista Acesa                                        46,727            532
   Banco Bilbao Vizcaya                                   65,221          2,349
   Banco Central Hispanoamericano                          9,402            191
   Banco Santander                                        61,927          3,109
   Dragados y Construcciones SA                           34,796            457
   Ebro Agricolas                                         28,444            298
   Empresa Nacional de
     Electricidad SA                                     102,609          5,810
   ENCE-Empresa Nacional
     Celulosa SA                                          11,200            182
   Ercros SA                                              80,232             57
   Ercros SA Rights Exp. 1/5/96                           80,232              1
   Fomento de Construciones
     y Contra                                              7,208            553
   Gas Natural                                            16,552          2,579
   Iberdrola SA                                          251,863          2,304
*  Inmobiliaria Metropolitana
   Vasca Central SA                                       10,509            346
   Inmobiliaria Ubbis                                     18,280             86
   Mapfre                                                 16,521            925
   Portland Valderrivas                                    3,848            243
   Prosegur Compania                                      14,930            370
   Repsol SA                                              98,937          3,242
   Sarrio Papelera                                        36,340            139
   Tabacalera SA                                          20,206            766
   Telefonica de Espana                                  355,568          4,924
   Union Electrica Fenosa                                 27,737            167
   Uralita                                                67,964            616
   Vallehermoso SA                                        30,198            561
   Viscofan Envoltura                                     21,160            251
   Zardoya Otis SA                                         2,206            241
                                                                     ----------
            GROUP TOTAL                                                  34,675
                                                                     ----------
-------------------------------------------------------------------------------
SWEDEN (4.0%)
   Aga AB Series A                                        89,150          1,231
   Aga AB Series B                                        35,090            484
   Asea AB Series A Free                                  43,168          4,201
   Asea AB Series B Free                                   9,500            926
   Astra AB Series A                                     202,600          8,101
   Astra AB Series B                                      38,830          1,541
   Atlas Copco AB Series A                                67,000          1,031
   Atlas Copco AB Series B                                 8,690            131
   Autoliv AB                                             10,100            591
   Electrolux Series B                                    29,900          1,229

                                                                         Market
EUROPEAN                                                                  Value
PORTFOLIO (continued)                                     Shares         (000)+
-------------------------------------------------------------------------------
   Esselte AB Series A                                     5,660     $       85
   Esselte AB Series B                                     5,790             87
   Euroc Industries Series A                               6,880            184
   Hennes & Mauritz Series B                              11,888            664
   LM Ericsson Telephone AB                              379,300          7,440
   SCA Svenska Cell Series B Free                         61,646            958
   S E Banken Series A                                   215,153          1,786
   Securitas Series B                                     12,770            607
   Skandia                                                33,072            896
   Skanska Series B                                       54,758          1,884
   SKF AB Series A                                        11,140            211
   SKF AB Series B                                         5,400            103
   Stora Kopparberg Series A                              79,905            940
   Stora Kopparberg Series B                               3,550             43
   Svenska Handelsbanken, Inc.
     Series A                                             69,830          1,454
   Svenska Handelsbanken, Inc.
     Series B                                              3,360             70
   Trelleborg AB Series B                                 41,898            452
   Volvo AB Series A                                      41,000            844
   Volvo AB Series B                                     139,369          2,860
                                                                     ----------
            GROUP TOTAL                                                  41,034
                                                                     ----------
-------------------------------------------------------------------------------
SWITZERLAND (11.9%)
   Adia SA (Bearer)                                        3,017            493
   Alusuisse-Lonza Holding AG
     (Bearer)                                                891            708
   Alusuisse-Lonza Holding AG
     (Registered)                                          2,085          1,656
   BBC Brown Boveri AG A (Bearer)                          2,635          3,069
   BBC Brown Boveri AG B                                     620            141
   Ciba Geigy AG                                             925            812
   Ciba Geigy (Registered)                                 9,486          8,368
   CS Holdings (Registered)                               70,145          7,209
   Danzas Holding (Ptg. Ctf.)                                270             56
   Danzas Holding AG (Registered)                            120            131
   Forbo Holding AG (Registered)                             380            163
   Georg Fischer (Bearer)                                    190            248
   Georg Fischer (Registered)                                210             53
   Grands Magasins Jelmoli (Bearer)                          280            127
   Grands Magasins Jelmoli
     (Registered)                                            610             56
   Holderbank Financiere Glarus AG
     (Bearer)                                                520            400
   Holderbank Financiere Glarus AG
     (Registered)                                          6,710          1,032
*  Interdiscount Holding (Bearer)                          1,010             64
   Kuoni Reisen NB (Registered)                              120            193
   Merkur Holding AG                                       1,471            323
   Movenpick Holding (Bearer)                                310            115
   Movenpick Holding (Ptg. Ctf.)                             200             87
   Nestle SA (Registered)                                 14,749         16,356
   Roche Holdings AG (Bearer)                                663          9,306
   Roche Holdings Ltd.                                     2,808         22,268
   Sandoz AG (Bearer)                                      1,680          1,551
   Sandoz AG (Registered)                                 14,010         12,858
   Schindler Holdings AG (Ptg. Ctf.)                          60             62
   Schindler Holdings AG (Registered)                        190            205
   Sika Finanz B                                             860            209
   SMH (Bearer)                                            1,662            997
   SMH (Registered)                                        6,320            829
   Societe Generale de Surveillance
     Holdings SA (Bearer)                                    522          1,039
   Societe Generale de Surveillance
     Holdings SA (Registered)                                120             41
   Sulzer (Ptg. Ctf.)                                         50             27
   Sulzer (Registered)                                       300            172
   Swiss Bank Corp. (Bearer)                               8,729          3,573
   Swiss Bank Corp. (Registered)                          11,327          2,318
   Swiss Reinsurance (Registered)                          5,868          6,844
*  Swissair Inhaber (Registered)                             400            292
   Union Bank of
     Switzerland (Bearer)                                  8,321          9,039
   Union Bank of
     Switzerland (Registered)                              9,260          2,108
   Zurich Insurance (Registered)                          18,140          5,439
                                                                     ----------
            GROUP TOTAL                                                 121,037
                                                                     ----------
-------------------------------------------------------------------------------
UNITED KINGDOM (33.5%)
   Abbey National                                        665,701          6,573
   Amec PLC                                              250,185            365
   Amstrad PLC                                            82,302            250
   Anglian Water                                         237,636          2,230
   Argos PLC                                             214,520          1,983
   Argyll Group PLC                                      645,706          3,408
   Arjo Wiggins Appleton PLC                             275,332            703
   Associated British Foods PLC                          578,232          3,313
   Barclays PLC                                          820,857          9,418
   Barratt Development                                   145,451            557
   Bass PLC                                              439,314          4,901
   B.A.T. (British American
     Tobacco) Industries                               1,394,299         12,285
   BBA Group                                             253,006          1,137
   B.E.T. PLC                                            524,517          1,034
   BICC PLC                                              181,542            778
   Blue Circle Industries                                372,471          1,981
   BOC Group                                             325,149          4,548
   Boots Co. PLC                                         529,948          4,817
   Bowthorpe PLC                                         232,963          1,519
   BPB Industries Ltd.                                   273,460          1,280
   British Aerospace                                     184,882          2,284
   British Airways PLC                                   437,931          3,168
   British Gas                                         2,095,054          8,262
   British Land Co., PLC                                 179,390          1,061
   British Petroleum Co.                               2,285,780         19,110
   British Sky Broadcasting                              275,800          1,741

                                                                         Market
                                                                          Value
                                                          Shares         (000)+
-------------------------------------------------------------------------------
   British Steel PLC                                     811,203     $    2,050
   British Telecommunications PLC                      2,623,290         14,418
   BTR PLC                                             1,658,551          8,472
   Burmah Castrol PLC                                    101,914          1,477
   Cable and Wireless PLC                                961,543          6,867
   Cadbury Schweppes PLC                                 525,761          4,338
   Calor Group                                           128,742            512
   Caradon PLC                                           331,302          1,006
   Carlton Communications PLC                             56,378            845
   Chubb Security PLC                                    188,291            931
   Coats Viyella PLC                                     187,389            508
   Cobham PLC                                             29,000            212
   Commercial Union                                      356,936          3,480
*  Costain Group                                          65,636             72
   Courtalds Textiles                                     66,298            366
   Courtaulds PLC                                        214,359          1,353
   Dawson International PLC                              196,835            329
   De La Rue Co. PLC                                     129,985          1,314
   Delta Group British                                    96,634            598
   East Midlands Electric                                 45,099            467
   ECC Group (English China Clays)                        57,231            281
   Electrocomponents PLC                                 124,450            695
   FKI                                                   168,244            431
   Forte PLC                                             285,466          1,465
   General Accident PLC                                  114,389          1,155
   General Electric PLC                                1,148,581          6,330
   George Wimpey PLC                                     148,750            333
   GKN                                                    74,985            907
   Glaxo Wellcome PLC                                  1,352,350         19,211
   Grand Metropolitan PLC                                743,906          5,353
   Great Portland Estates                                 51,123            138
   Great Universal Stores PLC                            421,127          4,475
   Guardian Royal Exchange PLC                           249,316          1,068
   Guinness PLC                                          843,963          6,204
   Hammerson Property Investment                          63,516            348
   Hanson PLC                                          1,671,094          4,994
   Harrison and Crosfield                                225,273            560
   Hepworth Ceramic Holdings Ltd.                         50,375            249
   HSBC Holdings PLC                                     337,555          5,270
   HSBC Holdings PLC (Foreign)                           443,512          6,758
   IMI PLC                                               140,425            716
   Imperial Chemical Industries                          326,365          3,864
   Johnson Matthey PLC                                    44,148            358
   Kingfisher PLC                                        182,963          1,540
   Ladbroke Group                                        487,807          1,110
   Laing, John                                            57,357            245
   Laird Group                                            59,150            355
   Land Securities PLC                                   158,670          1,520
   Lasmo PLC                                             362,571            979
   Legal & General Group PLC                              91,518            952
   Lex Services                                           52,726            250
   Lloyds TSB Bank Group PLC                           1,577,248          8,105
   London Electricity PLC                                 42,499            378
   Lonrho PLC                                            242,458            663
   Lucas Industries                                      329,225            925
   Marks and Spencer PLC                               1,037,862          7,251
   Marley                                                 42,640             73
   MEPC PLC                                              119,000            729
   Mercury Asset Management
     Group PLC                                            33,242            449
   Meyer International PLC                                51,941            311
   National Grid Group PLC                               374,784          1,161
   National Power                                        529,939          3,698
   Next PLC                                              104,066            737
   North West Water Group                                109,672          1,047
   Northern Electricity PLC                               46,303            450
   Ocean Transportation & Trading                         71,755            432
   Oxford Instruments                                     25,820            162
   Pearson, S. & Son PLC                                 223,978          2,168
   Peninsular & Oriental Steam
     Navigation Co. Pfd.                                 143,201          1,058
   Pilkington                                            352,635          1,106
   Provident Financial PLC                                14,000            178
   Prudential Corp.                                      565,968          3,642
   Racal Electronics PLC                                  81,626            361
   Rank Organisation Ltd.                                194,710          1,409
   Redland PLC                                           134,287            810
   Reed International PLC                                199,787          3,044
   Reuters Holdings PLC                                  595,291          5,448
   Rexam PLC                                             326,764          1,796
   RMC Group PLC                                          43,028            662
   Rolls Royce PLC                                       401,498          1,178
   Royal Bank of Scotland                                315,413          2,870
   Royal Insurance Holdings                              189,775          1,124
   RTZ Corp.                                             349,597          5,080
   Rugby Group                                           296,046            506
   J. Sainsbury PLC                                      699,593          4,263
   Seeboard PLC                                           72,592            593
   Schroders PLC                                          35,739            759
   Scottish & Newcastle Breweries                        118,531          1,128
   Scottish Power                                        311,598          1,790
   Sears PLC                                             613,365            990
   Sedgwick Group PLC                                    106,450            200
   Slough Estates PLC                                     82,589            281
   Smithkline Beecham PLC Class A                        488,567          5,386
   Smithkline Beecham PLC
     Equity Unit                                         453,210          4,940
   Smiths Industries PLC                                 161,923          1,599
   Southern Electric PLC                                  51,786            727
   Southern Water                                         36,461            389
   T & N PLC                                             162,499            409
   Tarmac PLC                                            335,080            536
   Tate & Lyle                                            98,518            722
   Taylor Woodrow PLC                                    172,537            315
   Tesco PLC                                             549,559          2,534
   Thames Water PLC                                      121,699          1,061

                                                                          Market
EUROPEAN                                                                   Value
PORTFOLIO (continued)                                     Shares          (000)+
--------------------------------------------------------------------------------
   Thorn EMI PLC                                         159,336     $    3,752
   Trafalgar House PLC                                   367,275            158
   Transport Development                                 211,521            614
   Tube Investment Group                                  76,076            542
   Unigate PLC                                            52,393            334
   Unilever PLC                                          325,708          6,687
   United Biscuits Holdings PLC                          202,267            802
   Vickers PLC                                           129,129            509
   Vodafone Group PLC                                  1,118,425          4,011
   Waterford Wedgewood (GBP)                             146,200            138
   Welsh Water                                            25,146            302
   Williams Holdings PLC                                  89,847            457
   Willis Corroon PLC                                     89,536            196
   Wilson C. Holdings                                     86,443            225
   Wolseley PLC                                          168,836          1,182
   Zeneca Group PLC                                      334,565          6,469
                                                                     -----------
        GROUP TOTAL                                                     340,446
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $794,485)                                                      999,663
--------------------------------------------------------------------------------
BONDS (.2%)
--------------------------------------------------------------------------------
                                                             Face
                                                           Amount
                                                            (000)
                                                          -------
SPAIN
   Banco Central
    Hispanoamericano
    10.25%, 3/11/96                                 ECU  1,265              737
ITALY
   Pirelli SPA
   5.00%, 12/31/98                                ITL  327,600              185
SWITZERLAND
   (U.S. Dollar Denominated)
   Hofi International
    4.50%, 8/11/08                                     $   445              617
--------------------------------------------------------------------------------
TOTAL BONDS
   (Cost $1,719)                                                          1,539
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.5%)
--------------------------------------------------------------------------------
U.S. TREASURY BILL--Note D
    5.33%, 3/21/96                                     $     700    $       692
REPURCHASE AGREEMENT
   Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account 5.89%, 1/2/96                            14,997         14,997
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (Cost $15,689)                                                        15,689
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
   (Cost $811,893)                                                    1,016,891
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
   Other Assets--Notes B and F                                          133,580
   Liabilities --Note F                                                (133,195)
                                                                     -----------
                                                                            385
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
   Applicable to 72,541,418 outstanding
     $.001 par value shares
     (authorized 500,000,000 shares)                                 $1,017,276
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                $14.02
================================================================================

+See Note A to Financial Statements.
*Non-Income Producing Security.
ECU--European Currency Units
ITL--Italian Lira
(Ptg. Ctf.)--Participating Certificate


---------------------------------------------------------------------------------
AT DECEMBER 31, 1995,
 NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------
                                                           Amount            Per
                                                            (000)          Share
                                                      -----------        --------
  Paid in Capital                                    $   811,925          $11.19
  Overdistributed Net
    Investment Income--Note E                               (367)           (.01)
  Accumulated Net
    Realized Gains--Note E                                   382             .01
  Unrealized Appreciation--Note D:
    Investment Securities                                204,998            2.83
    Futures Contracts                                        318              --
    Foreign Currencies and
     Forward Currency Contracts                               20              --
---------------------------------------------------------------------------------
NET ASSETS                                            $1,017,276          $14.02
---------------------------------------------------------------------------------

                                                                         Market
                                                                          Value
PACIFIC PORTFOLIO                                         Shares         (000)+
-------------------------------------------------------------------------------
COMMON STOCKS (97.6%)
-------------------------------------------------------------------------------
AUSTRALIA (5.1%)
   Aberfoyle                                             141,700    $       311
   Adelaide Brighton Ltd.                                676,200            604
   Amcor Ltd.                                            317,541          2,244
*  Ampolex Ltd.                                          305,400            668
   Ashton Mining Ltd.                                    191,900            278
   Australia National Industries                         778,131            579
   Boral Ltd.                                            442,400          1,119
   Brambles Industries, Ltd.                              87,911            981
   Broken Hill Proprietary Ltd.                          579,399          8,189
   Burns Phillip & Co.                                   186,330            417
   Caltex Australia                                       30,800            122
   Coca-Cola Amatil Ltd.                                 140,468          1,121
   Coles Myer Ltd.                                       377,865          1,178
   CRA Ltd.                                              195,542          2,871
   CSR Ltd.                                              267,900            873
   Email Ltd.                                            197,883            471
*  Emperor Mines                                          52,510             84
   Fai Insurances Ltd.                                    51,800             28
   Fosters Brewing Group                                 443,460            729
   Gold Mines Kalgoorlie                                 115,673            108
   Goodman Fielder Ltd.                                  464,800            467
   Hardie (James) Industries                              65,400            113
   Howard Smith                                           29,500            139
   ICI Australia Ltd.                                     77,000            590
   Lend Lease Corp.                                       60,090            872
   MIM Holdings Ltd.                                     393,144            544
   National Australia Bank Ltd.                          279,546          2,516
   Newcrest Mining Ltd.                                   63,945            269
   News Corp. Ltd.                                       603,779          3,225
   News Corp. Ltd. Pfd.                                  274,582          1,285
   North Ltd.                                            325,613            908
   OPSM Industries Protector Ltd.                        116,000            181
   Pacific Dunlop Ltd.                                   374,640            878
   Pioneer International                                  67,000            173
   QCT Resources                                         107,600            121
   Renison Goldfields
     Consolidated Ltd.                                    34,300            171
   Rothmans Holdings                                     103,900            425
   Santos Ltd.                                           290,389            849
   Sons of Gwalia                                        112,944            622
   Southcorp Holdings Ltd.                               312,000            726
*  TNT Ltd.                                              126,000            167
   Tubemakers of Australia                                47,500            147
   Westpac Banking Ltd.                                  586,771          2,600
   WMC Ltd.                                              272,887          1,753
                                                                     ----------
        GROUP TOTAL                                                      42,716
                                                                     ----------
-------------------------------------------------------------------------------
HONG KONG (6.1%)
   The Bank of East Asia Ltd.                            477,639          1,714
   Cathay Pacific Air Ltd.                             1,095,000          1,671
   Cheung Kong Holdings Ltd.                             659,000          4,014
   China Light and Power Co., Ltd.                       606,000          2,790
   Dickson Concepts                                      116,000            108
   Giordano International                                220,000            188
   Hang Seng Bank Ltd.                                   554,800          4,969
   Hong Kong Aircraft                                    103,600            268
   Hong Kong & China Gas
     Co., Ltd.                                           760,551          1,225
   The Hong Kong and Shanghai
     Hotels Ltd.                                         278,000            403
   Hong Kong
     Telecommunication Ltd.                            3,662,600          6,537
   Hopewell Holdings Ltd.                              1,583,000            911
   Hutchison Whampoa Ltd.                                982,000          5,982
   Hysan Development Co., Ltd.                           447,000          1,182
   Johnson Electric Holdings                             324,000            578
   Kumagai Gumi (HK)                                      65,000             47
   Lai Sun Garment International                         388,000            376
   Miramar Hotel & Investment                            139,000            293
   New World Development
      Co., Ltd.                                          533,000          2,323
   Orient Press Group                                    958,000            291
   Peregrine Investment Holdings                          95,000            123
   Playmate Toys Holdings                                222,900             44
   Regal Hotels International                          1,190,000            280
   Shangri-La Asia                                       248,000            303
   Shun Tak Enterprises                                  518,000            365
   South China Morning Post                            1,083,000            662
   Stelux Holdings                                       160,000             41
   Sun Hung Kai Properties Ltd.                          719,400          5,885
   Swire Pacific Ltd. A                                  446,500          3,465
   Tai Cheung Properties                                 336,500            259
   Television Broadcast Ltd.                             182,000            648
   Wharf Holdings Ltd.                                   775,000          2,581
   Wing Lung Bank                                         55,200            309
   Winsor Industrial Corp.                               241,500            205
                                                                     ----------
        GROUP TOTAL                                                      51,040
                                                                     ----------
-------------------------------------------------------------------------------
JAPAN (78.4%)
   Advantest Corp.                                        19,000            976
   AIDA Engineering Ltd.                                 159,000          1,221
   Ajinomoto Co., Inc.                                   336,000          3,746
   Alps Electric Co., Ltd.                               132,000          1,523
   Amada Co., Ltd.                                       177,000          1,750
   Amano Corp.                                           102,000          1,285
   Aoki Corp.                                            255,000          1,070
   Aoyama Trading                                         44,000          1,408
   Arabian Oil Co., Ltd.                                  23,500            980
   Asahi Bank Ltd.                                       639,000          8,053
   Asahi Breweries Ltd.                                  311,000          3,678
   Asahi Chemical Industries                             697,000          5,338
   Asahi Glass Co., Ltd.                                 512,000          5,708
*  Asahi Optical                                          82,000            390
   Ashikaga Bank                                         402,000          2,510

                                                                         Market
PACIFIC                                                                   Value
PORTFOLIO (continued)                                     Shares         (000)+
-------------------------------------------------------------------------------
*  Asics Corp.                                           240,000    $       735
   Bank of Tokyo                                         436,000          7,650
   Bank of Yokohama                                      327,000          2,679
   Banyu Pharmaceutical                                  151,000          1,859
   Bridgestone Corp.                                     284,000          4,515
   Brother Industries Ltd.                               135,000            734
   Canon, Inc.                                           259,000          4,695
   Casio Computer Co.                                    107,000          1,048
   Chiba Bank                                            275,000          2,479
   Chiyoda Corp.                                          80,000            791
   Chugai Pharmaceutical Ltd.                             90,000            863
   Citizen Watch Co.                                     146,000          1,118
   Cosmo Oil Co., Ltd.                                   230,000          1,258
   Credit Saison                                          21,000            501
   CSK                                                    21,200            664
   Dai-ichi Kangyo Bank                                  971,000         19,108
   Dai-Nippon Ink & Chemicals                            153,000            713
   Dai-Nippon Printing Co. Ltd.                          239,000          4,055
*  Dai-Nippon Screen Manufacturing                        68,000            597
   Daicel Chemical Industries                             26,000            148
   Daido Steel Co.                                       108,000            544
   Daiei, Inc.                                           225,000          2,726
   Daifuku                                                32,000            453
   Daiichi Pharmaceutical Co., Ltd.                       91,000          1,297
   Daikin Industries Ltd.                                 57,000            558
   Daikyo, Inc.                                           88,000            657
   Daimaru, Inc.                                          80,000            620
*  Daishowa Paper Mfg. Co., Ltd.                          60,000            465
   Daito Trust                                            27,000            319
   Daiwa House Industries                                121,000          1,994
   Daiwa Kosho Lease                                      52,000            519
   Daiwa Securities Ltd.                                 436,000          6,678
*  Denki Kagaku Kogyo                                    182,000            662
   Ebara Corp.                                            67,000            981
   Eisai Co., Ltd.                                        65,000          1,141
   Ezaki Glico Co.                                         5,000             48
   Fanuc Co., Ltd.                                        55,500          2,405
   Fuji Bank                                             904,000         19,981
   Fuji Photo Film Co., Ltd.                             169,000          4,882
   Fujikura Cable                                        163,000          1,067
   Fujita Corp.                                          159,000            718
   Fujita Tourist Enterprises                             29,000            641
   Fujitsu Ltd.                                          531,000          5,920
   Furukawa Electric Co.                                 274,000          1,341
*  Gakken Co.                                              6,000             40
   Gunma Bank Ltd.                                       116,000          1,248
   Gunze Ltd.                                              7,000             42
   Hankyu Corp.                                          310,000          1,698
   Hankyu Department Stores                               45,000            667
   Haseko Co.                                            135,000            546
   Hattori Seiko                                          38,000            337
   Hazama Corp.                                          175,000            746
   Higo Bank                                              67,000            539
   Hirose Electronics Co. Ltd.                            11,550            665
   Hitachi Ltd.                                        1,070,000         10,788
   Hokkaido Bank                                         103,000            349
   Hokuriku Bank                                         252,000          1,581
   Honda Motor Co., Ltd.                                 301,000          6,215
   Honshu Paper Co., Ltd.                                 93,000            570
   House Foods Industrial Co., Ltd.                       55,000            992
   Hoya Corp.                                             29,000            998
   INAX                                                   46,000            437
   Industrial Bank of Japan Ltd.                         731,000         22,181
   Isetan Co.                                             55,000            906
*  Ishihara Sangyo                                       108,000            351
   Ito-Yokado Co.                                        134,000          8,262
   Itochu Corp.                                          446,000          3,005
   Itoham Food Co., Ltd.                                  66,000            499
   Iwatani & Co.                                          78,000            416
   Jaccs Co.                                              46,000            477
*  Japan Air Lines Co., Ltd.                             474,000          3,148
   Japan Energy Corp.                                    388,000          1,301
*  Japan Metals & Chemicals                               60,000            330
*  Japan Steel Works Ltd.                                 99,000            283
*  Jeol Ltd.                                              18,000            153
   JGC Corp.                                              47,000            497
   Joyo Bank                                             204,000          1,641
   Jusco Co., Ltd.                                        83,000          2,164
   Kajima Corp.                                          328,000          3,243
   Kaken Pharmaceutical                                    3,000             27
   Kamigumi Co.                                           44,000            423
   Kandenko Co.                                           50,000            625
*  Kanebo Ltd.                                           117,000            290
   Kaneka Corp.                                           78,000            492
   Kansai Electric Power, Inc.                           311,334          7,545
   Kansai Paint Co., Ltd.                                115,000            535
   Kao Corp.                                             214,000          2,655
   Katokichi Co., Ltd.                                    27,000            563
*  Kawasaki Kisen Kaisha Ltd.                            197,000            626
   Kawasaki Steel Corp.                                  900,000          3,141
   Keihin Electric Express
     Railway Co. Ltd.                                    143,000            858
   Kikkoman Shoyu Co.                                     57,750            425
   Kinden Corp.                                           85,000          1,450
   Kinki Nippon Railway                                  479,000          3,622
   Kirin Brewery Co., Ltd.                               235,000          2,779
   Kissei Pharmaceutical                                  20,000            605
*  Kobe Steel Ltd.                                       791,000          2,446
   Kokuyo Co., Ltd.                                       36,000            838
   Komatsu Ltd.                                          223,000          1,838
   Komori Corp.                                           22,000            555
   Konami Industry Co.                                    11,000            307
   Konica Corp.                                           79,000            573
   Koyo Seiko Co.                                         70,000            638
   Kubota Ltd.                                           329,000          2,121
   Kumagai Gumi Co., Ltd.                                249,000          1,002

                                                                         Market
                                                                          Value
                                                          Shares         (000)+
-------------------------------------------------------------------------------
   Kurabo Industries Ltd.                                 76,000    $       291
   Kuraray Co., Ltd.                                      60,000            657
   Kureha Chemical Industries                             88,000            414
   Kurita Water Industries                                38,000          1,013
   Kyocera Corp.                                          61,000          4,536
   Kyowa Hakko Kogyo                                      94,000            888
   Kyudenko Corp.                                          3,000             40
   Lion Corp.                                             85,000            502
   Maeda Road Construction
     Co., Ltd.                                            20,000            370
*  Makino Milling                                          7,000             60
   Makita Corp.                                           40,000            640
   Marubeni Corp.                                        390,000          2,113
   Marudai Food Co.                                        6,000             43
*  Maruha Corp.                                           13,000             44
   Marui Co.                                              84,000          1,751
   Matsushita Electric Industrial
     Co. Ltd.                                            669,000         10,895
   Meiji Milk Products Co.                                59,000            353
   Meiji Seika Kaisha Ltd.                                91,000            549
   Minebea Co., Ltd.                                     110,000            923
   Misawa Homes Co., Ltd.                                 49,000            431
   Mitsubishi Chemical Corp.                             523,000          2,545
   Mitsubishi Corp.                                      504,000          6,205
   Mitsubishi Electric Co.                               599,000          4,314
   Mitsubishi Estate Co., Ltd.                           413,000          5,165
   Mitsubishi Gas & Chemical                             107,000            482
   Mitsubishi Heavy Industries Ltd.                      987,000          7,875
   Mitsubishi Material                                   421,000          2,183
   Mitsubishi Oil                                         98,000            871
   Mitsubishi Paper Mills                                 75,000            452
*  Mitsubishi Steel Manufacturing                         77,000            403
   Mitsubishi Trust & Banking Corp.                      438,000          7,303
   Mitsubishi Warehouse &
     Transportation                                       35,000            546
   Mitsui & Co., Ltd.                                    435,000          3,821
*  Mitsui Engineering &
     Ship Building                                       184,000            512
   Mitsui Fudosan Co.                                    262,000          3,226
   Mitsui Marine & Fire Insurance                        195,000          1,391
*  Mitsui Mining & Smelting
     Co., Ltd.                                           134,000            538
*  Mitsui Osk Lines Ltd.                                 362,000          1,162
   Mitsui Soko                                            92,000            738
   Mitsui Toatsu Chemicals Inc.                          337,000          1,356
   Mitsui Trust & Banking Co.                            397,000          4,349
   Mitsukoshi Ltd.                                       122,000          1,147
   Mochida Pharmaceutical                                 39,000            541
   Mori Seiki Co.                                         24,000            542
   Murata Manufacturing Co. Ltd.                          64,000          2,358
   Nagase & Co.                                            5,000             43
   Nagoya Railroad Co.                                   300,000          1,512
   Nankai Railway                                        115,000            780
   NEC Corp.                                             436,000          5,326
   NGK Insulators                                         73,000            729
   NGK Spark Plug Co.                                     50,000            630
   Nichido Fire Marine                                    91,000            732
   Nichii Co., Ltd.                                       56,000            744
   Nichirei                                               73,000            474
   Nihon Cement Co.                                       62,000            415
*  Niigata Engineering Co.                               102,000            322
   Nippon Beet Sugar                                      10,000             44
   Nippon Comsys Corp.                                    37,000            391
   Nippon Denko                                           11,000             42
   Nippon Denso Co., Ltd.                                281,000          5,257
   Nippon Express Co., Ltd.                              315,000          3,035
   Nippon Fire & Marine                                  129,000            875
   Nippon Light Metal Co.                                140,000            803
   Nippon Meat Packers, Inc.                              80,000          1,163
   Nippon Oil Co., Ltd.                                  298,000          1,872
   Nippon Oil Fats                                         8,000             44
   Nippon Paper Industries Co.                           260,000          1,807
   Nippon Sharyo Seizo Kaisha                             43,000            415
   Nippon Sheet Glass Co.                                 91,000            396
   Nippon Shinpan Co.                                     58,000            439
   Nippon Shokubai                                        70,000            685
   Nippon Steel Corp.                                  2,125,000          7,292
*  Nippon Suisan Kaisha                                  110,000            455
   Nippon Yusen                                          351,000          2,038
   Nishimatsu Construction                                88,000          1,032
   Nissan Motor Co., Ltd.                                646,000          4,966
   Nisshinbo Industries                                   57,000            553
   Nissin Food                                            34,000            798
   Nitto Denko Corp.                                      40,000            620
*  NKK Corp.                                             988,000          2,663
   Nomura Securities Co., Ltd.                           612,000         13,349
   Noritake Co., Ltd.                                     58,000            494
   NSK Ltd.                                              107,000            778
   NTN Corp.                                              86,000            575
   Odakyu Electric Railway                               256,000          1,750
   Ohbayashi-Gumi Ltd.                                   240,000          1,908
   OJI Paper Co., Ltd.                                   197,000          1,784
   Okamoto Industries                                      6,000             39
*  Okuma Machinery Works                                  51,000            477
   Okumura Corp.                                          78,000            711
   Olympus Optical Ltd.                                   62,000            601
   Omron Tateisi Electronics Co.                          66,000          1,523
   Onoda Cement                                          252,000          1,346
   Onward Kashiyama Co.                                   44,000            717
   Orient Corp.                                           67,000            381
   Orix Corp.                                             19,000            783
   Osaka Gas Co., Ltd.                                   731,000          2,530
   Penta Ocean Construction                              138,000          1,070
   Pioneer Electronic Corp.                               49,000            898
   Q.P. Corp.                                              4,000             35
*  Renown, Inc.                                           89,000            310

                                                                         Market
PACIFIC                                                                   Value
PORFOLIO (continued)                                      Shares         (000)+
-------------------------------------------------------------------------------
   Ricoh Co.                                             170,000     $    1,862
   Rohm Co., Ltd.                                         40,000          2,261
   Sagami Railway                                         92,000            399
   Sakura Bank                                         1,082,000         13,741
   Sanden Corp.                                           35,000            225
   Sankyo Aluminum                                         7,000             38
   Sankyo Co., Ltd.                                      133,000          2,991
   Sanrio Co., Ltd.                                       35,000            404
   Sanwa Shutter                                          53,000            385
   Sanyo Electric Co., Ltd.                              502,000          2,896
   Sapporo Breweries                                      68,000            633
   Secom Co., Ltd.                                        38,000          2,645
   Sega Enterprises                                       26,000          1,437
   Seino Transportation Co. Ltd.                          52,000            872
   Seiyu Ltd.                                             40,000            496
   Sekisui Chemical Co.                                  160,000          2,358
   Sekisui House Ltd.                                    197,000          2,521
*  Settsu Corp.                                           97,000            306
   Seven Eleven Japan Co. Ltd.                           120,000          8,469
   Seventy-Seven Bank                                     70,000            643
   Sharp Corp.                                           334,000          5,342
   Shimachu Co.                                            9,000            289
   Shimano Industrial                                     34,000            600
   Shimizu Construction Corp.                            220,000          2,239
   Shin-Etsu Chemical Co. Ltd.                            68,000          1,411
   Shionogi & Co., Ltd.                                   94,000            792
   Shiseido Co., Ltd.                                    128,000          1,526
   Shizuoka Bank                                         275,000          3,466
   Shochiku Co.                                           27,000            296
*  Shokusan Jutaku                                        74,000            271
*  Showa Denko Kabushiki                                 464,000          1,457
   Skylark Co., Ltd.                                      31,000            571
   Snow Brand Milk Products                               66,000            422
   Sony Corp.                                            105,500          6,331
   Sumitomo Bank                                         981,000         20,827
   Sumitomo Cement Co.                                    89,000            414
   Sumitomo Chemical Co.                                 526,000          2,626
   Sumitomo Corp.                                        336,000          3,420
   Sumitomo Electric Co.                                 194,000          2,332
   Sumitomo Forestry                                      44,000            674
*  Sumitomo Heavy Industries Ltd.                        211,000            759
   Sumitomo Marine & Fire
     Insurance Co.                                       191,000          1,570
*  Sumitomo Metal Industries                             987,000          2,995
   Sumitomo Metal Mining                                 122,000          1,098
   Taisei Construction Corp.                             262,000          1,750
   Taisho Pharmaceuticals                                124,000          2,452
   Taiyo Yuden Co.                                         8,000             86
   Takara Shuzo Co.                                       69,000            660
   Takara Standard                                         4,000             46
   Takashimaya Co.                                        70,000          1,120
   Takeda Chemical Industries                            293,000          4,829
   Takuma Co., Ltd.                                       20,000            273
   Tanabe Seiyaku Co., Ltd.                               56,000            403
   Teijin Ltd.                                           122,000            624
   Teikoku Oil Co., Ltd.                                  62,000            418
   Toa Corp.                                              84,000            619
   Tobu Railway Co., Ltd.                                279,000          1,747
   Toho Co., Ltd.                                          5,700            912
   Tohoku Electric Power                                 156,348          3,774
   Tokai Bank                                            582,000          8,124
   Tokio Marine & Fire
     Insurance Ltd.                                      497,000          6,504
   Tokyo Broadcasting System                              37,000            610
   Tokyo Dome                                             31,000            532
   Tokyo Electric Power                                  418,767         11,204
   Tokyo Electron Inc.                                    43,000          1,667
   Tokyo Gas Co., Ltd.                                   826,000          2,915
   Tokyo Style Co.                                        31,000            532
   Tokyo Tatemono                                         63,000            299
   Tokyotokeiba                                           54,000            225
   Tokyu Corp.                                           347,000          2,452
   Toppan Printing Co.                                   238,000          3,138
   Toray Industries, Inc.                                414,000          2,729
 * Tosoh Corp.                                           164,000            790
   Tostem Corp.                                           70,000          2,328
   Toto Ltd.                                             103,000          1,438
   Toyo Engineering Corp.                                112,000            706
   Toyo Exterior                                          12,000            295
   Toyo Kanetsu Kabushiki                                 44,000            226
   Toyo Seikan Kaisha Ltd.                                57,000          1,707
   Toyobo Co.                                            173,000            622
   Toyoda Automatic Loom Works                            66,000          1,184
   Toyota Motor Corp.                                  1,175,000         24,945
   Tsubakimoto Chain Co.                                 132,000            795
   Tsugami Corp.                                          37,000            207
*  Ube Industries Ltd.                                   359,000          1,357
   Uni Charm                                               4,000            101
   Uniden                                                 11,000            184
*  Unitika                                               182,000            554
   Yamaguchi Bank                                         50,000            853
   Yamaha Corp.                                           49,000            884
   Yamaichi Securities Co.                               430,000          3,347
   Yamanouchi Pharmaceuticals Ltd.                        81,000          1,743
   Yamato Transport Co.                                  101,000          1,204
   Yamazaki Baking Co., Ltd.                              76,000          1,415
   The Yasuda Trust and Banking
     Co., Ltd.                                           242,000          1,433
   Yokogawa Electric                                      15,000            143
                                                                     ----------
           GROUP TOTAL                                                  651,161
                                                                     ----------
-------------------------------------------------------------------------------
MALAYSIA (4.1%)
   Aluminum Co. of Malaysia Bhd.                          68,000            101
   AMMB Holdings Bhd.                                    103,000          1,176
   Amsteel Corp. Bhd.                                    950,800            708
   Antah Holdings                                        116,000            116

                                                                         Market
                                                                          Value
                                                          Shares         (000)+
-------------------------------------------------------------------------------
   Aokam Perdana Bhd.                                    112,000    $       181
   Berjaya Group                                         131,000             85
   Berjaya Leisure                                        77,000             76
   Commerce Asset Holdings Bhd.                           85,000            428
   DCB Holdings Bhd.                                     268,000            781
   Edaran Otomobil                                        92,000            692
   Ekran Bhd.                                             44,000            107
   Golden Hope Plantations Bhd.                          357,000            596
   Golden Plus Holdings Bhd.                              25,000             43
   Guiness Malaysia                                       51,000             96
   Highlands & Lowlands                                  103,000            165
   Hong Leong Industries Bhd.                             24,000            128
   Hong Leong Properties                                 299,000            311
   Hume Industries Bhd.                                   42,000            202
*  Idris Hydraulic Bhd.                                  332,000            392
   IOI Corp. Bhd.                                        112,000            110
   Johan Holdings                                        721,000            517
   Kedah Cement Holdings Bhd.                             50,000             86
   Kelanamas Industries Bhd.                              19,000             27
   Kemayan Oil Palm Bhd.                                  44,000             61
   Kian Joo Can Factory                                   19,000             78
   Kuala Lumpur Kepong Bhd.                              135,000            428
   Land and General Bhd.                                  76,500            166
   Landmarks Bhd.                                        159,000            212
   Leader Universal Holdings Bhd.                        219,666            502
   Magnum Corp. Bhd.                                     275,000            520
   Malayan Banking Bhd.                                  460,000          3,877
   Malayan Cement Bhd.                                    56,000            107
   Malayan United Industries Bhd.                         66,000             53
   Malaysia Mining Corp.                                  71,000            102
   Malaysian Airlines System Bhd.                        180,000            585
   Malaysian International
     Shipping Corp. Bhd. (Foreign)                       249,333            643
   Malaysian Mosaics                                      46,000             58
   Malaysian Oxygen                                       23,000             87
   Malaysian Pacific                                     226,000            699
   Malaysian Resources Co. Bhd.                          125,000            201
   Malaywata Steel Bhd.                                   23,000             37
   MBF Capital                                           133,000            135
   Mulpha International                                  119,000            117
   Multi-Purpose Holdings Bhd.                           292,000            428
   Nestle Malaysia Bhd.                                   81,000            593
   New Straits Times                                      30,000            100
   Oriental Holdings Bhd.                                130,000            660
   Pan Malaysia Cement Works Bhd.                        105,000            110
   Perlis Plantations Bhd.                                50,000            156
   Perusahaan Otomobil NA                                107,000            377
   Petaling Garden Bhd.                                  557,000            619
   Pilecon Engineering                                   414,000            416
*  Promet Bhd.                                           219,000            219
   Public Bank Bhd. (Foreign)                            221,000            423
   Rashid Hussain Bhd.                                   246,000            736
   Resorts World Bhd.                                    282,000          1,511
   RJ Reynolds                                           309,000            712
   Rothmans of Pall Mall Bhd.                             74,000            609
   Shell Refining Co. Bhd.                               131,000            379
   Sungei Way Holdings                                    26,000             94
   Ta Enterprise Bhd.                                    230,000            279
   Tan Chong Motor Holdings Bhd.                         437,000            432
*  Technology Resources
     Industries Bhd.                                     161,000            476
   Telekom Malaysia Bhd.                                 449,000          3,501
   Tenaga Nasional Bhd.                                  933,000          3,675
   Time Engineering                                       34,000             79
   UMW Holdings Bhd.                                      44,000            118
   United Engineers Bhd.                                 118,000            753
   YTL Corp. Bhd.                                        100,000            631
                                                                     ----------
        GROUP TOTAL                                                      33,878
                                                                     ----------
-------------------------------------------------------------------------------
NEW ZEALAND (.8%)
   Brierley Investment                                   998,000            789
   Carter Holt Harvey Ltd.                               555,559          1,199
   Fletcher Challenge Ltd.                               448,269          1,034
   Fletcher Challenge Ltd.
     (Forestry Division)                                 261,603            373
   Lion Nathan                                           177,000            422
   Telecom Corp. of New Zealand                          664,900          2,869
   Wilson & Horton Ltd.                                   10,000             60
                                                                     ----------
          GROUP TOTAL                                                     6,746
                                                                     ----------
-------------------------------------------------------------------------------
SINGAPORE (3.1%)
   Amcol Holdings                                        174,000            480
   Chuan Hup Holdings                                     39,000             35
   City Development Ltd.                                 247,000          1,799
   Cycle & Carriage Ltd.                                  71,000            708
   DBS Land                                              361,000          1,220
   Development Bank of
     Singapore (Foreign)                                 189,625          2,359
   Fraser & Neave Ltd.                                    55,000            700
   Hai Sun Hup Group                                      73,000             49
   Haw Par Brothers International                        411,400            878
   Hotel Properties Ltd.                                  68,000            105
   Inchcape Bhd.                                          28,000             90
   Jurong Shipyard                                        30,000            231
   Keppel Corp.                                          185,000          1,648
   Lum Chang Holdings                                     55,000             46
   Metro Holdings                                         18,000             70
   Natsteel Ltd.                                          55,000            113
   Neptune Orient Lines                                  338,000            380
   Overseas Chinese Banking
     Corp. (Foreign)                                     268,166          3,356
   Overseas Union Enterprise Ltd.                         21,000            106
   Prima Ltd.                                            178,000            680
   Robinson & Co., Ltd.                                   10,000             42
   Shangri-La Hotel                                       25,000             97
   Sime Darby Bhd.                                       645,600          1,689

                                                                         Market
PACIFIC                                                                   Value
PORTFOLIO (continued)                                     Shares         (000)+
--------------------------------------------------------------------------------
   Singapore International Airlines
     Ltd. (Foreign)                                      369,000      $   3,443
   Singapore Press Holdings
     Ltd. (Foreign)                                      138,960          2,456
   Straits Steamship Land Ltd.                           128,000            433
   Straits Trading                                        50,000            117
   United Industrial Corp.                                57,000             56
   United Overseas Bank (Foreign)                        230,350          2,215
                                                                     -----------
        GROUP TOTAL                                                      25,601
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $702,367)                                                      811,142
--------------------------------------------------------------------------------
CONVERTIBLE BOND (.4%)
--------------------------------------------------------------------------------
                                                             Face
                                                           Amount
                                                            (000)
                                                         --------
JAPAN
   Bank of Tokyo
    6.10%, 3/31/97
    (Cost $2,773)                              JPY  187,000               3,222
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.9%)
--------------------------------------------------------------------------------
U.S. TREASURY BILL--Note D
   5.33%, 3/21/96                                      $   2,500          2,473
REPURCHASE AGREEMENT
   Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    5.89%, 1/2/96                                         13,090         13,090
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (Cost $15,562)                                                        15,563
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
   (Cost $720,702)                                                      829,927
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (.1%)
   Other Assets--Notes B and F                                           75,748
   Liabilities--Note F                                                  (74,961)
                                                                     -----------
                                                                            787
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
   Applicable to 72,257,048 outstanding
    $.001 par value shares
    (authorized 500,000,000 shares)                                    $830,714
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                $11.50
================================================================================
+See Note A to Financial Statements.
*Non-Income Producing Security.
JPY--Japanese Yen

--------------------------------------------------------------------------------
AT DECEMBER 31, 1995,
   NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                           Amount            Per
                                                            (000)          Share
                                                         --------         ------
   Paid in Capital                                      $724,393         $10.03
   Overdistributed Net
        Investment Income--Note E                         (1,129)          (.02)
   Accumulated Net
        Realized Losses--Note E                           (2,182)          (.03)
   Unrealized Appreciation
        (Depreciation)--Note D:
        Investment Securities                            109,225           1.51
        Futures Contracts                                    734            .01
        Foreign Currencies and Forward
          Currency Contracts                                (327)           --
--------------------------------------------------------------------------------
NET ASSETS                                              $830,714         $11.50
--------------------------------------------------------------------------------

                                                                         Market
                                                                          Value
EMERGING MARKETS PORTFOLIO                                Shares         (000)+
-------------------------------------------------------------------------------
COMMON STOCKS (94.6%)
-------------------------------------------------------------------------------
ARGENTINA (5.0%)
   Astra Cia Argentina de Petol
     B Shares                                            106,090    $       196
   Banco Frances Del Rio Plata                            53,590            474
   Banco Galicia y Buenos                                101,104            526
*  Commercial de Plata                                   137,500            364
   Compania Naviera Perez                                249,958          1,325
*  Interamericana Auto                                    51,867            270
   Nobleza Piccardo Ind.                                  28,200            107
   Telefonica Argentina                                1,221,900          3,300
   YPF SA                                                238,524          5,129
                                                                     ----------
        GROUP TOTAL                                                      11,691
                                                                     ----------
-------------------------------------------------------------------------------

BRAZIL (13.5%)
   Aracruz Celulose Pfd. B                               631,771            988
   Banco Bradesco                                    120,699,688            932
   Banco Bradesco Pfd.                               126,124,898          1,103
*  Banco do Brasil Pfd.                               39,946,618            452
*  Banco Estado Sao Paulo Pfd.                        24,276,000            125
   Banco Itau Pfd.                                     5,263,412          1,468
   Brasmotor SA Pfd.                                     872,000            173
   Cemig Pfd.                                         50,306,665          1,113
   Cervejaria Brahma                                     295,000            124
   Cervejaria Brahma Pfd.                              1,315,150            541
   Ceval Pfd.                                         29,720,000            339
   Cia Cimento Portland Pfd.                             802,800            192
*  Cia Tecidos Norte de Mina Pfd.                        722,300            242
   Copene-Petroquimica Pfd.                              530,194            237
   Electrobras                                        21,275,532          5,758
   Electrobras Pfd. B                                  3,087,118            835
   Ericsson Telecomunicadoes Pfd.                     21,379,400             97
   Fosfertil Pfd.                                     66,300,000            198
   Industrias Klabin de Papel Pfd.                       403,025            365
   Iochpe-Maxion Pfd.                                    478,738             52
   Lojas Americanas                                    5,202,000            113
*  Lojas Americanas Pfd.                               7,418,033            174
   Metalurgica Gerdau Pfd.                             1,649,000             29
*  Paranapanema SA Pfd.                                6,302,000             81
   Paulista de Forcae Luz                              8,275,300            401
*  Perdigao Pfd.                                     115,326,000            178
   Petrobras Pfd.                                     19,434,500          1,660
*  Pirelli Pneus Pfd.                                     53,000             75
   Refrigeracgo Parana Pfd.                           88,033,000            176
   Siderugica Nacional                                24,440,300            503
   Souza Cruz Ind.                                       115,600            652
   Telecom Brasileiras SA Pfd.                       144,605,500          6,964
   Unipar Union
     Industria Petroquim                                  47,716             43
   Usiminas Pfd.                                     814,634,400            662
   Vale do Rio Doce Pfd.                              22,006,901          3,623
*  Viacao Aerea Riograndense
     SA Pfd.                                              32,000             94
*  Vidreas Santa Marina                                   72,539            246
   Votorantim Celulose E Papel SA                     11,126,324            229
   White Martins                                     443,981,600            443
                                                                     ----------
        GROUP TOTAL                                                      31,680
                                                                     ----------
-------------------------------------------------------------------------------
GREECE (1.6%)
   Alpha Credit Bank                                       6,900            400
   Athens Medical Center                                  10,900             68
   Commercial Bank of Greece                              15,734            591
   Elais Co.                                               3,770            123
   Ergo Bank                                               8,600            343
   Ethniki General Insurance
     (Registered)                                          3,400             28
   Fourlis Brothers Corp.                                 12,510            149
   Hellas Can                                              5,400            108
   Hellenic Bottling Co. (Bearer)                         26,200            858
   Hellenic Sugar                                         16,090            208
   Intracom (Bearer)                                       5,940            128
   Klonatex SA Pfd.                                        4,400             62
   Michaniki                                               9,100            117
   National Bank of Greece                                 8,800            450
*  Petzetakis SA                                          13,350             66
                                                                     ----------
        GROUP TOTAL                                                       3,699
                                                                     ----------
-------------------------------------------------------------------------------
HONG KONG (13.9%)
*  Applied International                                 320,000             29
   The Bank of East Asia Ltd.                            129,040            463
   Cathay Pacific Air Ltd.                               480,000            734
   Cheung Kong Holdings Ltd.                             559,000          3,405
   China Light and Power Co., Ltd.                       220,000          1,013
   Dickson Concepts                                      143,000            133
   Hang Lung Development Co.                             216,000            344
   Hang Seng Bank Ltd.                                   479,500          4,294
   Hong Kong Aircraft                                     27,600             71
   Hong Kong & China Gas Co., Ltd.                       172,800            278
   The Hong Kong and Shanghai
     Hotels Ltd.                                         191,000            277
   Hong Kong
     Telecommunication Ltd.                            2,812,000          5,019
   Hopewell Holdings Ltd.                                576,000            332
   Hutchison Whampoa Ltd.                                548,000          3,338
   Hysan Development Co., Ltd.                           161,000            426
   Miramar Hotel & Investment                            100,000            211
   New World Development
     Co., Ltd.                                           585,000          2,550
   Orient Press Group                                    200,000             61
   Playmate Toys Holdings                                220,000             44
   Sun Hung Kai Properties Ltd.                          594,000          4,859
   Swire Pacific Ltd. A                                  359,500          2,790
   Television Broadcast Ltd.                              70,000            249
   Wharf Holdings Ltd.                                   457,000          1,522
   Wing Lung Bank                                         31,200            175
                                                                     ----------
        GROUP TOTAL                                                      32,617
                                                                     ----------
-------------------------------------------------------------------------------

                                                                         Market
EMERGING MARKETS                                                          Value
Portfolio (continued)                                     Shares         (000)+
-------------------------------------------------------------------------------
INDONESIA (6.1%)
   Astra International (Foreign)                           6,000   $         12
   Bank Bali (Foreign)                                    58,725            117
   Bank Dagang Nasional
     Indonesia (Foreign)                                 411,250            337
   Bank Internasional
     Indonesia (Foreign)                                 129,500            429
   Barito Pacific Timber (Foreign)                       970,500            711
   Duta Anggada Realty (Foreign)                         179,332             86
   Evershine Textile (Foreign)                           189,000             72
   Gadjah Tunggal (Foreign)                              186,500            104
   Great River Ind. (Foreign)                             40,000             26
   Gudang Garam                                           22,500            235
   Gudang Garam (Foreign)                                305,000          3,188
   Indocement                                             45,000            151
   Indocement (Foreign)                                  486,500          1,633
   Kabel Metal (Foreign)                                  69,000             58
   Kalbe Farma (Foreign)                                  81,500            276
   Lippo Bank                                             41,000             63
   Lippo Bank (Foreign)                                  127,750            197
   Mayora Indah (Foreign)                                365,440            264
   Mulia Industrindo (Foreign)                            54,000            152
   Pakuwon Jati (Foreign)                                 85,000             54
   Polysindo Eka Perkas (Foreign)                      2,996,500          1,704
   PT Bank Bali Warrants
     Exp. 8/29/00                                          8,700              4
   PT Indah Kiat Pulp & Paper
     Corp. (Foreign)                                     480,798            352
   PT Indah Kiat Pulp & Paper
     Corp. (Local)                                        86,500             63
   PT Indosat (Foreign)                                  195,000            708
   PT Japfa Comfeed Indonesia                            206,000            101
   PT Japfa Comfeed Indonesia
     (Foreign)                                            53,000             26
   PT Modern Photo Film Co.
     (Foreign)                                            54,000            313
   PT Supreme Cable Manufacturing
     Corp. (Foreign)                                      27,500             41
   PT Unggul Indah Corp. (Foreign)                        78,650             72
   Sinar Mas Agro (Foreign)                              177,500             99
*  Telekom Indonesia                                   1,398,000          1,834
   Unilever Indonesia                                     11,500            138
   Unilever Indonesia (Foreign)                           46,500            559
                                                                     ----------
        GROUP TOTAL                                                      14,179
                                                                     ----------
-------------------------------------------------------------------------------
MALAYSIA (19.2%)
   Aluminum Co. of Malaysia Bhd.                          53,000             78
   AMMB Holdings Bhd.                                     59,000            674
   Amsteel Corp. Bhd.                                    740,600            551
   Antah Holdings                                        184,000            184
   Aokam Perdana Bhd.                                    188,000            304
   Berjaya Group                                         325,000            210
   Commerce Asset Holdings Bhd.                          117,000            590
   DCB Holdings Bhd.                                     371,000          1,081
   Edaran Otomobil                                       101,000            760
   Ekran Bhd.                                            104,000            254
   Golden Hope Plantations Bhd.                          232,000            387
   Golden Plus Holdings Bhd.                              99,000            172
   Highlands & Lowlands                                  185,000            297
   Hong Leong Industries Bhd.                             56,000            298
   Hong Leong Properties                                 273,000            284
   Hume Industries Bhd.                                   95,000            456
*  Idris Hydraulic Bhd.                                  214,000            253
   IOI Corp. Bhd.                                        183,000            179
   Jia Tiasa Holdings                                     74,000            258
   Johan Holdings                                        186,000            133
   Kedah Cement Holdings Bhd.                            138,000            237
   Kelanamas Industries Bhd.                              46,000             65
   Kemayan Oil Palm Bhd.                                 173,000            241
   Kuala Lumpur Kepong Bhd.                              112,000            355
   Land and General Bhd.                                 173,500            376
   Landmarks Bhd.                                        180,000            240
   Leader Universal Holdings Bhd.                        186,000            425
   Magnum Corp. Bhd.                                     352,000            665
   Malayan Banking Bhd.                                  479,000          4,037
   Malayan Cement Bhd.                                   234,000            446
   Malaysia Mining Corp.                                 162,000            234
   Malaysian Airlines System Bhd.                        210,000            682
   Malaysian International
     Shipping Corp.    Bhd. (Foreign)                    207,000            534
   Malaysian Pacific                                      88,000            272
   Malaysian Resources Co. Bhd.                          122,000            196
   Malaywata Steel Bhd.                                   80,000            130
   Metroplex Bhd.                                        313,000            255
   Mulpha International                                  230,000            226
   Multi-Purpose Holdings Bhd.                           283,000            415
   Nestle Malaysia Bhd.                                  151,000          1,106
   Oriental Holdings Bhd.                                 72,000            366
   Perlis Plantations Bhd.                                83,000            260
   Perusahaan Otomobil NA                                186,000            656
   Petaling Garden Bhd.                                   71,000             79
   Pilecon Engineering                                   192,000            193
*  Promet Bhd.                                           222,000            222
   Public Bank Bhd. (Foreign)                            241,000            461
   Rashid Hussain Bhd.                                   148,000            443
   Resorts World Bhd.                                    370,000          1,982
   RJ Reynolds                                           158,000            364
   Rothmans of Pall Mall Bhd.                            100,000            823
   Shell Refining Co. Bhd.                               101,000            292
   Sime Darby Bhd.                                     1,116,000          2,967
   Sungei Way Holdings                                    93,000            335
   TA Enterprise Bhd.                                    363,000            440
   Tan Chong Motor
     Holdings Bhd.                                       274,000            271

                                                                         Market
                                                                          Value
                                                          Shares         (000)+
-------------------------------------------------------------------------------
*  Technology Resources
     Industries Bhd.                                     181,000    $       535
   Telekom Malaysia Bhd.                                 901,000          7,026
   Tenaga Nasional Bhd.                                1,505,000          5,928
   Time Engineering                                       52,000            121
   UMW Holdings Bhd.                                     110,000            295
   United Engineers Bhd.                                 220,000          1,404
   YTL Corp. Bhd.                                        156,000            983
                                                                     ----------
        GROUP TOTAL                                                      44,986
                                                                     ----------
-------------------------------------------------------------------------------
MEXICO (10.5%)
   Apasco A                                              205,400            847
   Cementos Mexicanos SA                                  69,000            230
   Cementos Mexicanos SA Class A                         257,884            859
   Cementos Mexicanos SA Class B                         238,425            873
*  Cifra B SA                                            706,300            740
*  Cifra C SA                                            236,000            240
   Consorcio G Grupo Dina                                114,000             49
*  Cydsa SA Series A                                      86,000            210
   El Puerto Liverpool Series 1                          440,950            299
*  Empaques Ponderosa                                     45,000             81
   Empresas ICA                                           62,100            648
*  Empresas La Moderna A                                 209,700            813
   Fomento Economico
     Mexicano SA B                                       150,950            342
   Grupo Continental A                                   106,800            301
   Grupo Financiero Banamex B                            352,200            594
   Grupo Financiero Banamex L                             94,800            142
*  Grupo Financiero Bancomer B                           962,050            270
*  Grupo Financiero Probursa
     Series B                                          3,075,000            124
*  Grupo Financiero Serfin L                              73,000             82
*  Grupo Herdez SA Series A                              280,000             58
   Grupo Industrial Alfa A                                81,350          1,051
   Grupo Industrial Bimbo Series A                       105,882            441
   Grupo Industrial Maseca B                             664,000            407
   Grupo Mexicano Desarrollo L                            47,000            114
*  Grupo Mexico SA B                                     312,513          1,330
   Grupo Modelo SA Series C                              378,200          1,802
*  Grupo Situr B                                         703,000            226
   Grupo Televisa-CPO                                    101,900          1,211
   Industrias Penoles A                                  228,599            955
   Kimberly Clark Class A                                 94,109          1,430
*  Sociedad Fomento Industrial B                          89,907            332
   Telefonos de Mexico A                                 648,000          1,049
   Telefonos de Mexico L                               3,718,250          6,000
*  Transport Maritima Mexico L                            31,000            265
*  Tubos de Acero de Mexico                               24,000            176
   Vitro                                                  59,640             93
                                                                     ----------
        GROUP TOTAL                                                      24,684
                                                                     ----------
-------------------------------------------------------------------------------
PHILIPPINES (3.6%)
   Ayala Land Inc. B                                     793,862            968
*  Basic Petroleum and
     Minerals, Inc.                                  139,238,900             64
*  International Container
     Terminal                                            465,025            244
   Manila Electric B                                      68,025            555
   Manila Mining                                      14,734,200             28
   Metro Pacific A Corp.                               1,845,000            341
   Metropolitan Bank & Trust Co.                          72,096          1,402
*  Oriental Petroleum and
     Minerals Corp.                                   50,078,028             27
   Petron Corp.                                        3,289,050          1,693
   Philippine Long Distance
     Telephone Co.                                         7,810            424
   Philippine Long Distance
     Telephone Co.    GDR                                 13,880            434
*  Philippine National Bank Class B                       44,516            492
*  Philippine Overseas
     Drilling &    Oil B                             146,629,910             45
*  SM Prime Holdings                                   3,082,000            881
   San Miguel Corp. B                                    221,719            757
*  Union Bank                                             82,100             88
                                                                     ----------
        GROUP TOTAL                                                       8,443
                                                                     ----------
-------------------------------------------------------------------------------
PORTUGAL (2.2%)
   Banco Commercial Portugal
     (Registered)                                         61,400            836
*  Banco de Fomento                                       38,900            361
   Banco Espirito Santo e Commercial                      30,600            463
   Banco Portugues Investentos                            17,600            211
*  Cimentos de Portugal                                   51,128            848
*  Com Cel de Celulose do Caima SA                         1,700             33
   Corporacao Industrial do Norte                          4,000             92
   Corticeira Amorin (Bearer)                              6,100             70
   Industria Nacional Papeis                               2,700             51
*  Lisnave                                                34,000             96
*  Portucel Industrial                                    43,000            255
*  Portugal Telecom SA                                    50,247            947
   Soares da Costa Rfd.                                   16,580            189
   Sonae Industria e Investimentos                        23,900            512
*  Tertir Terminai                                        19,200             81
                                                                     ----------
        GROUP TOTAL                                                       5,045
                                                                     ----------
-------------------------------------------------------------------------------
SINGAPORE (6.3%)
   City Development Ltd.                                 209,000          1,522
   Cycle & Carriage Ltd.                                  25,000            249
   Development Bank of
     Singapore (Foreign)                                 135,000          1,680
   Fraser & Neave Ltd.                                    23,000            293
   Hotel Properties Ltd.                                  71,000            110
   Jurong Shipyard                                        17,000            131
   Keppel Corp.                                           48,000            428
   Lum Chang Holdings                                     84,000             70

                                                                         Market
EMERGING MARKETS                                                          Value
PORTFOLIO (continued)                                     Shares         (000)+
-------------------------------------------------------------------------------
   Neptune Orient Lines                                   97,000    $       109
   Overseas Chinese Banking
     Corp.(Foreign)                                      252,000          3,153
   Parkway Holdings                                       49,000            133
   Prima Ltd.                                             32,000            122
   Shangri-La Hotel                                       23,000             89
   Singapore International Airlines
     Ltd. (Foreign)                                      284,000          2,650
   Singapore Press Holdings
     Ltd. (Foreign)                                       58,400          1,032
   Straits Steamship Land Ltd.                            72,000            243
   United Overseas Bank (Foreign)                        280,600          2,698
                                                                     ----------
        GROUP TOTAL                                                      14,712
                                                                     ----------
-------------------------------------------------------------------------------
THAILAND (11.4%)
   Asia Credit Co., Ltd. (Foreign)                        26,800            182
   Asia Credit Co., Ltd. (Local)                          17,400            117
   Asia Securities Trading (Foreign)                      59,200            165
   Asia Securities Trading (Local)                        14,200             39
   Ayudhya Insurance Co. (Foreign)                        17,000            111
   Bangkok Bank Public Co.
     Ltd. (Foreign)                                       19,800            241
   Bangkok Insurance Co.,
     Ltd. (Foreign)                                        2,018             33
   Bangkok Insurance Co., Ltd. (Local)                     1,882             31
   Bangkok Land Public Co.
     Ltd. (Foreign)                                      253,100            387
   Bangkok Rubber (Foreign)                              216,200            137
   Bank of Ayudhya Ltd. (Foreign)                        330,600          1,851
   Banpu Public Co.                                       10,200            222
   Ban-Pu Coal Co., Ltd. (Foreign)                        18,600            400
*  Castle Peak Garment Factory Co.,
     Ltd. (Foreign)                                       45,800            122
   CMIC Finance and Securities Co.,
     Ltd. (Foreign)                                      208,900            664
   CMIC Finance and Securities Co.,
     Ltd. (Local)                                         28,100             89
   Compass East (Foreign)                                 19,800            114
   Dhana Siam Finance & Securities
     Co. Ltd. (Foreign)                                  107,900            617
   Dhana Siam Finance & Securities
     Co. Ltd. (Local)                                     22,200            113
   Dusit Thani Public Co.,
     Ltd. (Foreign)                                       82,500            121
   Finance One (Foreign)                                  44,100            306
   First City Investment
     Co. (Foreign)                                       131,400            207
*  First Pacific Land (Foreign)                           73,500             35
*  GSS Array Technology (Foreign)                         16,500             75
   Industrial Finance Corp.
     of Thailand (Foreign)                               303,800          1,031
*  Industrial Finance Corp.
     of Thailand (Local)                                  38,600            131
   International Broadcasting
     Corp. Ltd.  (Foreign)                                36,600             62
   International Engineering
     Co. (Foreign)                                        23,800            122
*  International Trust and Finance
     Co., Ltd. (Foreign)                                  71,900             66
*  International Trust and Finance
     Co., Ltd. (Local)                                   131,000            121
   Krisda Mahanakorn Ltd. (Foreign)                       59,400            120
   Land & House Co., Ltd. (Foreign)                       19,800            326
   Lee Feedmill Co. Ltd. (Foreign)                        29,000             58
*  Malee Sampran Factory (Foreign)                        36,400             23
*  Malee Sampran Factory (Local)                          58,800             37
   Modern Form Group Co.,
     Ltd. (Foreign)                                       30,200             29
   Multi Credit Corp. of
     Thailand (Foreign)                                   14,200             81
   National Finance & Securities
     Co., Ltd. (Foreign)                                 227,100          1,217
   National Finance & Securities
     Co., Ltd (Local)                                     10,300             49
   National Petrochemical (Foreign)                      160,000            311
   Nava Finance & Securities
     Co., Ltd. (Foreign)                                 265,200            800
   Nava Finance & Securities
     Co., Ltd. (Local)                                    31,900             96
*  Nep Realty (Foreign)                                  166,000             66
   NTS Steel Groups (Foreign)                             92,200            106
*  One Holding Public Co. Ltd.                            16,200             42
*  One Holding Public Co.
     Ltd. (Foreign)                                      142,600            365
   PTT Exploration and
     Production PLC (Foreign)                            138,400          1,451
*  PTT Exploration and
     Production PLC (Local)                               12,600            132
*  Padaeng Industry (Foreign)                             88,600             63
   Phatra Thanakit Co., Ltd. (Foreign)                    78,700            675
   Phoenix Pulp & Paper (Foreign)                         76,200            330
   Phoenix Pulp & Paper (Local)                            7,400             32
   Pranda Jewelry Co. (Foreign)                           46,100             78
   Premier Enterprise (Foreign)                           68,000            108
   Robinson Department
     Store (Foreign)                                     229,800            429
*  Saha Phatana International
     (Foreign)                                            43,800             85
   Shangri-la Hotel (Foreign)                             11,500              9
   Shinawatra Computer &
     Communications Co.,
     Ltd. (Foreign)                                       94,300          2,321
   Shinawatra Computer &
     Communications Co., Ltd. (Local)                      5,300            130
   Siam Cement Co., Ltd. (Foreign)                        37,900          2,100
   Siam City Cement Co., Ltd. (Foreign)                   68,780          1,016

                                                                         Market
                                                                          Value
                                                          Shares         (000)+
--------------------------------------------------------------------------------
   Siam City Cement Co., Ltd. (Local)                      6,800    $       106
   Siam Commercial Bank
     Ltd. (Foreign)                                       12,400            163
*  Siam United Services (Foreign)                        154,000             40
   Srithai Superware Co. (Foreign)                        29,800            199
*  Sun Tech Group Co. Ltd. (Foreign)                      37,000             57
*  Sun Tech Group Co. Ltd. (Local)                        22,000             34
   Tanayong Public                                         7,600             12
*  Thai Telephone and
     Telecom (Foreign)                                   237,500          1,292
*  Thai Telephone and
     Telecom (Local)                                      14,400             78
   Thai Central Chemical (Foreign)                        67,700             67
   Thai Farmers Bank Ltd. (Foreign)                       10,900            110
   Thai-German Ceramic (Foreign)                          52,500            141
   Thai Plastic Chemical Co.,
     Ltd. (Foreign)                                       35,300            171
   Thai Wah (Foreign)                                     21,300             25
   Tipco Asphalt Co. (Foreign)                            65,600            367
   Tipco Asphalt Co. (Local)                               6,400             36
   TPI Polene Co., Ltd. (Foreign)                        161,568            962
*  Unicord Public Co., Ltd. (Foreign)                    105,600             12
   Union Asia Finance Ltd. (Foreign)                      37,200            165
   United Communication
     Industry (Foreign)                                  119,400          1,526
   United Communication
     Industry (Local)                                      9,800            125
   Univest Land Public (Foreign)                         109,200            164
   Univest Land Public (Local)                            27,000             42
   Wattachak Public Co.,
     Ltd. (Foreign)                                       96,800            194
                                                                     -----------
        GROUP TOTAL                                                      26,685
                                                                     -----------
--------------------------------------------------------------------------------
TURKEY (1.3%)
   Adana Cimento A                                       178,560             23
   Adana Cimento C                                     1,567,200             38
   Akal Tekstil                                          667,000             65
   Altinyildiz Mensucat                                  285,000             62
   Arcelik                                             1,685,211            136
   Bagfas                                                198,000             61
   Brisa Bridgestone                                     408,000             99
   Doktas                                                234,800             30
*  Eczacibasi Ilac                                     1,063,800             60
   EGE Biracilik                                         768,820            265
   EGE Seramik                                           187,000             46
   Eregli Demir Celik                                  2,938,250            241
   T Garanti Bankasi                                   3,561,000            298
*  Ihlas Holdings                                        687,000            127
   Kav Orman Sanayii AS                                  237,000             78
   Konya Cimento                                         422,000             34
   Otosan Otomobil SAS                                   505,500             83
   Raks Elektronik Sanayi
     Ve Ticaret    AS                                    376,000             79
   Sarkuysan Elektrolitik                                355,000             52
*  Sifas                                                 676,000             36
   Tofas-Turk Otomobil
     Fabrikasi AS                                      1,843,600            179
*  Trakya Cam Sanayii AS                                 726,000             74
   Turkiye Is Bankasi AS                                  42,000             64
   Turkiye Is Bankasi C                                6,513,900            567
*  Usas Ucak Servisi                                      95,500            132
*  Vestel Electronic Sanayi                              576,000             55
   Yapi Ve Kredi Bank                                  4,318,600            177
                                                                     -----------
        GROUP TOTAL                                                       3,161
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $230,173)                                                      221,582
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (5.6%)
--------------------------------------------------------------------------------
                                                             Face
                                                           Amount
                                                            (000)
                                                        ---------
REPURCHASE AGREEMENT
   Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account 5.89%, 1/2/96
    (Cost $13,235)                                       $13,235         13,235
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
   (Cost $243,408)                                                      234,817
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-.2%)
--------------------------------------------------------------------------------
   Other Assets--Note B                                                   6,194
   Liabilities                                                           (6,720)
                                                                     -----------
                                                                           (526)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
   Applicable to 21,800,402 outstanding
    $.001 par value shares
    (authorized 500,000,000 shares)                                    $234,291
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                $10.75
================================================================================

+See Note A to Financial Statements.
*Non-Income Producing Security.


--------------------------------------------------------------------------------
AT DECEMBER 31, 1995,
NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                           Amount            Per
                                                            (000)          Share
                                                        ---------        -------
   Paid in Capital                                      $244,728         $11.22
   Overdistributed Net
     Investment Income--Note E                              (702)          (.03)
   Accumulated Net
     Realized Losses--Note E                              (1,141)          (.05)
   Unrealized Depreciation--Note D:
     Investment Securities                                (8,591)          (.39)
     Foreign Currencies                                       (3)            --
--------------------------------------------------------------------------------
NET ASSETS                                              $234,291         $10.75
--------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS


                                                                                                                EMERGING MARKETS
                                                            EUROPEAN PORTFOLIO            PACIFIC PORTFOLIO            PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                    Year Ended                   Year Ended           Year Ended
                                                             December 31, 1995            December 31, 1995    December 31, 1995
                                                                         (000)                        (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  INCOME
       Dividends(1) . . . . . . . . . . . . . . . .                   $ 24,359                      $ 8,401              $3,401
       Interest . . . . . . . . . . . . . . . . . .                      1,219                        1,171                 524
---------------------------------------------------------------------------------------------------------------------------------
               Total Income . . . . . . . . . . . .                     25,578                        9,572               3,925
---------------------------------------------------------------------------------------------------------------------------------
  EXPENSES
       The Vanguard Group--Note B
          Investment Advisory Services  . . . . . .     $     47                       $    47                   $  47
          Management and Administrative   . . . . .        2,219                         1,788                     134
          Marketing and Distribution  . . . . . . .          180         2,446             176        2,011         32      213
       Taxes (other than income taxes)  . . . . . .     --------            69         -------           59      -----       12
       Custodian Fees     . . . . . . . . . . . . .                        389                          380                 655
       Auditing Fees      . . . . . . . . . . . . .                          9                            9                   8
       Shareholders' Reports  . . . . . . . . . . .                         39                           38                   7
       Annual Meeting and Proxy Costs . . . . . . .                         18                           18                   5
       Directors' Fees and Expenses . . . . . . . .                          3                            3                   1
---------------------------------------------------------------------------------------------------------------------------------
               Total Expenses . . . . . . . . . . .                      2,973                        2,518                 901
---------------------------------------------------------------------------------------------------------------------------------
                    Net Investment Income . . . . .                     22,605                        7,054               3,024
---------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
       Investment Securities Sold . . . . . . . . .                      2,728                         (297)               (713)
       Futures Contracts  . . . . . . . . . . . . .                        292                        1,782                  --
       Foreign Currencies and
          Forward Currency Contracts  . . . . . . .                        816                       (2,941)                 --
---------------------------------------------------------------------------------------------------------------------------------
                    Realized Net Gain (Loss)  . . .                      3,836                       (1,456)               (713)
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
       Investment Securities  . . . . . . . . . . .                    136,449                       17,226                (401)
       Futures Contracts  . . . . . . . . . . . . .                        179                          669                  --
       Foreign Currencies and
          Forward Currency Contracts  . . . . . . .                       (123)                        (351)                 (3)
---------------------------------------------------------------------------------------------------------------------------------
                    Change in Unrealized
                        Appreciation (Depreciation)                    136,505                       17,544                (404)
---------------------------------------------------------------------------------------------------------------------------------
                    Net Increase in Net Assets
                        Resulting from Operations                     $162,946                      $23,142              $1,907
=================================================================================================================================

(1)Dividends are net of foreign withholding taxes of $3,238,000, $1,101,000, and $464,000, respectively.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                  EUROPEAN PORTFOLIO              PACIFIC PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED      Year Ended     YEAR ENDED      Year Ended
                                                        DECEMBER 31,    December 31,   DECEMBER 31,    December 31,
                                                                1995            1994           1995            1994
                                                               (000)           (000)          (000)           (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
  Net Investment Income   . . . . . . . . . . . . .     $     22,605       $  16,595    $    7,054      $    4,601
  Realized Net Gain (Loss)  . . . . . . . . . . . .            3,836           2,659        (1,456)          3,641
  Change in Unrealized Appreciation
       (Depreciation)   . . . . . . . . . . . . . .          136,505         (10,000)       17,544          53,147
-------------------------------------------------------------------------------------------------------------------
               Net Increase (Decrease) in Net Assets
                    Resulting from Operations . . .          162,946           9,254        23,142          61,389
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
  Net Investment Income . . . . . . . . . . . . . .          (22,611)        (16,520)       (8,477)         (4,872)
  Realized Net Gain . . . . . . . . . . . . . . . .           (2,826)         (3,560)           --          (3,654)
-------------------------------------------------------------------------------------------------------------------
               Total Distributions  . . . . . . . .          (25,437)        (20,080)       (8,477)         (8,526)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
  Issued       --Regular  . . . . . . . . . . . . .          186,864         173,784       198,869         175,468
               --In Lieu of Cash Distributions  . .           21,857          16,864         7,188           7,350
               --Exchange . . . . . . . . . . . . .           76,976          75,709        71,762         114,335
  Redeemed     --Regular  . . . . . . . . . . . . .          (63,026)        (78,527)      (64,934)        (79,042)
               --Exchange . . . . . . . . . . . . .          (57,937)        (62,816)      (93,942)        (66,483)
-------------------------------------------------------------------------------------------------------------------
               Net Increase from
                    Capital Share Transactions  . .          164,734         125,014       118,943         151,628
-------------------------------------------------------------------------------------------------------------------
               Total Increase . . . . . . . . . . .          302,243         114,188       133,608         204,491
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period     . . . . . . . . . . . . .          715,033         600,845       697,106         492,615
-------------------------------------------------------------------------------------------------------------------
  End of Period (3)       . . . . . . . . . . . . .     $  1,017,276       $ 715,033    $  830,714      $  697,106
===================================================================================================================
  (1)     Distributions Per Share
          Net Investment Income . . . . . . . . . .             $.32            $.28          $.12            $.08
          Realized Net Gain   . . . . . . . . . . .             $.04            $.06            --            $.06
-------------------------------------------------------------------------------------------------------------------
  (2)     Shares Issued and Redeemed
          Issued  . . . . . . . . . . . . . . . . .           19,554          20,475        24,480          25,165
          Issued in Lieu of Cash Distributions  . .            1,560           1,443           628             656
          Redeemed  . . . . . . . . . . . . . . . .           (9,359)        (11,707)      (14,514)        (12,797)
-------------------------------------------------------------------------------------------------------------------
                                                              11,755          10,211        10,594          13,024
-------------------------------------------------------------------------------------------------------------------
  (3)     Overdistributed Net Investment Income   .     $       (367)      $    (317)   $   (1,129)     $     (227)
-------------------------------------------------------------------------------------------------------------------

                                                                                                 EMERGING MARKETS PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                                                               YEAR ENDED         May 4+ to
                                                                                             DECEMBER 31,      December 31,
                                                                                                     1995              1994
                                                                                                    (000)             (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
  Net Investment Income   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $    3,024         $     457
  Realized Net Gain (Loss)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (713)              (21)
  Change in Unrealized Appreciation
       (Depreciation)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (404)           (8,190)
---------------------------------------------------------------------------------------------------------------------------
           Net Increase (Decrease) in Net Assets
                Resulting from Operations . . . . . . . . . . . . . . . . . . . . . .              1,907            (7,754)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
  Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (3,765)             (525)
  Realized Net Gain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 --              (300)
---------------------------------------------------------------------------------------------------------------------------
           Total Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . .             (3,765)             (825)
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
  Issued       --Regular  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            106,202            43,149
               --In Lieu of Cash Distributions  . . . . . . . . . . . . . . . . . . .              3,292               757
               --Exchange . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             69,892            55,090
  Redeemed     --Regular  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (8,582)           (1,563)
               --Exchange . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (18,032)           (5,477)
---------------------------------------------------------------------------------------------------------------------------
           Net Increase from
                Capital Share Transactions  . . . . . . . . . . . . . . . . . . . . .            152,772            91,956
---------------------------------------------------------------------------------------------------------------------------
           Total Increase . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            150,914            83,377
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             83,377                --
---------------------------------------------------------------------------------------------------------------------------
  End of Period (3) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $  234,291         $  83,377
===========================================================================================================================
  (1)     Distributions Per Share
          Net Investment Income   . . . . . . . . . . . . . . . . . . . . . . . . . .               $.18              $.07
          Realized Net Gain   . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 --              $.04
---------------------------------------------------------------------------------------------------------------------------
  (2)     Shares Issued and Redeemed
          Issued  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             16,407             8,198
          Issued in Lieu of Cash Distributions  . . . . . . . . . . . . . . . . . . .                307                70
          Redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (2,580)             (601)
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  14,134             7,667
---------------------------------------------------------------------------------------------------------------------------
  (3)     Overdistributed Net Investment Income   . . . . . . . . . . . . . . . . . .         $     (702)        $     (68)
---------------------------------------------------------------------------------------------------------------------------

+Commencement of Operations.

                             FINANACIAL HIGHLIGHTS

                                                                                          EUROPEAN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended December 31,
                                                                        ---------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                               1995       1994      1993       1992       1991
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR  . . . . . . . . . . . . .            $11.76     $11.88   $  9.33      $9.92      $9.06
                                                                         ------     ------   -------      -----      -----
INVESTMENT OPERATIONS
  Net Investment Income   . . . . . . . . . . . . . . . . . .               .32        .28       .17        .25        .26
  Net Realized and Unrealized Gain
       (Loss) on Investments  . . . . . . . . . . . . . . . .              2.30       (.06)     2.55       (.58)       .86
                                                                         ------     ------   -------      -----      -----
          TOTAL FROM INVESTMENT OPERATIONS    . . . . . . . .              2.62        .22      2.72       (.33)      1.12
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income  . . . . . . . . . . .              (.32)      (.28)     (.17)      (.26)      (.26)
  Distributions from Realized Capital Gains . . . . . . . . .              (.04)      (.06)       --         --         --
                                                                         ------     ------   -------      -----      -----
          TOTAL DISTRIBUTIONS   . . . . . . . . . . . . . . .              (.36)      (.34)     (.17)      (.26)      (.26)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  . . . . . . . . . . . . . . . .            $14.02     $11.76    $11.88      $9.33      $9.92
===========================================================================================================================
TOTAL RETURN              . . . . . . . . . . . . . . . . . .           +22.28%     +1.88%   +29.13%     -3.32%    +12.40%
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions)  . . . . . . . . . . . . .            $1,017       $715      $601       $256       $161
Ratio of Expenses to Average Net Assets . . . . . . . . . . .              .35%       .32%      .32%       .32%       .33%
Ratio of Net Investment Income to
  Average Net Assets      . . . . . . . . . . . . . . . . . .             2.66%      2.41%     2.05%      3.05%      3.06%
Portfolio Turnover Rate   . . . . . . . . . . . . . . . . . .                2%         6%        4%         1%       15%+
---------------------------------------------------------------------------------------------------------------------------

+      Portfolio turnover rate for 1991, excluding in-kind redemptions, was 3%.
Note: Total return figures do not reflect the 1% transaction fee on purchases or the annual account maintenance fee of $10.

                                                                                          PACIFIC PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended December 31,
                                                                         --------------------------------------------------
For a Share Outstanding Throughout Each Year                               1995       1994      1993       1992       1991
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR  . . . . . . . . . . . . .            $11.31     $10.13   $  7.56      $9.42      $8.56
                                                                         ------     ------   -------      -----      -----
INVESTMENT OPERATIONS
  Net Investment Income   . . . . . . . . . . . . . . . . . .               .10        .08       .06        .05        .05
  Net Realized and Unrealized Gain
       (Loss) on Investments  . . . . . . . . . . . . . . . .               .21       1.24      2.62      (1.76)       .86
                                                                         ------     ------   -------      -----      -----
          TOTAL FROM INVESTMENT OPERATIONS    . . . . . . . .               .31       1.32      2.68      (1.71)       .91
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income  . . . . . . . . . . .              (.12)      (.08)     (.06)      (.05)      (.05)
  Distributions from Realized Capital Gains . . . . . . . . .                --       (.06)     (.05)      (.10)        --
                                                                         ------     ------   -------      -----      -----
          TOTAL DISTRIBUTIONS   . . . . . . . . . . . . . . .              (.12)      (.14)     (.11)      (.15)      (.05)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  . . . . . . . . . . . . . . . .            $11.50     $11.31    $10.13      $7.56      $9.42
===========================================================================================================================
TOTAL RETURN              . . . . . . . . . . . . . . . . . .            +2.75%    +13.04%   +35.46%    -18.17%    +10.65%
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions)  . . . . . . . . . . . . .              $831       $697      $493       $207        $84
Ratio of Expenses to Average Net Assets . . . . . . . . . . .              .35%       .32%      .32%       .32%       .32%
Ratio of Net Investment Income to
  Average Net Assets      . . . . . . . . . . . . . . . . . .              .97%       .71%      .75%       .92%       .70%
Portfolio Turnover Rate   . . . . . . . . . . . . . . . . . .                1%         4%        7%         3%       21%+
---------------------------------------------------------------------------------------------------------------------------

+Portfolio turnover rate for 1991, excluding in-kind redemptions, was 1%.
Note: Total return figures do not reflect the 1% transaction fee on purchases or the annual account maintenance fee of $10.

                                                                                                 EMERGING MARKETS PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED                 May 4+ to
For a Share Outstanding Throughout Each Period                                      DECEMBER 31, 1995         December 31, 1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  . . . . . . . . . . . . . .                              $10.87                   $10.00
                                                                                               ------                   ------
INVESTMENT OPERATIONS
  Net Investment Income   . . . . . . . . . . . . . . . . . . . .                                 .15                      .06
  Net Realized and Unrealized Gain
       (Loss) on Investments  . . . . . . . . . . . . . . . . . .                                (.09)                     .92
                                                                                               ------                   ------
          TOTAL FROM INVESTMENT OPERATIONS    . . . . . . . . . .                                 .06                      .98
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income  . . . . . . . . . . . . .                                (.18)                    (.07)
  Distributions from Realized Capital Gains . . . . . . . . . . .                                  --                     (.04)
                                                                                               ------                   ------
          TOTAL DISTRIBUTIONS   . . . . . . . . . . . . . . . . .                                (.18)                    (.11)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  . . . . . . . . . . . . . . . . .                              $10.75                   $10.87
===============================================================================================================================
TOTAL RETURN  . . . . . . . . . . . . . . . . . . . . . . . . . .                               +.56%                   +9.81%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (Millions)  . . . . . . . . . . . . . .                                $234                      $83
Ratio of Expenses to Average Net Assets . . . . . . . . . . . . .                                .60%                    .60%*
Ratio of Net Investment Income to
  Average Net Assets  . . . . . . . . . . . . . . . . . . . . . .                               2.00%                   1.32%*
Portfolio Turnover Rate   . . . . . . . . . . . . . . . . . . . .                                  3%                       6%
-------------------------------------------------------------------------------------------------------------------------------

*Annualized.
+Commencement of operations.
Note: Total return figures do not reflect the 2% transaction fee on purchases, the 1% transaction fee on redemptions, or the annual account maintenance fee of $10.

                         NOTES TO FINANCIAL STATEMENTS

Vanguard International Equity Index Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company and consists of the European, Pacific, and Emerging Markets Portfolios. The Portfolios invest in foreign securities which involve investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Securities listed on foreign exchanges are valued at the latest quoted sales prices. Securities not listed are valued at the latest quoted bid prices. Bonds, and temporary cash investments acquired over sixty days to maturity, are valued utilizing the latest quoted bid prices and on the basis of a matrix system (which considers such factors as security prices, yields, maturities, and ratings) both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost which approximates market value.

2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of those currencies against U.S. dollars last quoted by major banks as of 5:00 PM Geneva time on the valuation date.

       The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on securities from the portion arising from changes in market prices of securities. Such fluctuations are included in realized net gains (losses) and unrealized appreciation (depreciation) on investment securities. Changes in the value of other assets and liabilities resulting from changes in foreign exchange rates are recorded as unrealized foreign currency gains (losses) until settled in cash, at which time realized foreign currency gains (losses) are recognized.

3. FUTURES AND FORWARD CURRENCY CONTRACTS: The Fund utilizes Eurotop futures contracts (European Portfolio) and Japanese-Nikkei 300 Index futures contracts (Pacific Portfolio) to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. The Portfolios may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Portfolios may pay redeeming shareholders from their cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market.

       The European and Pacific Portfolios also enter into forward foreign currency contracts, in order to maintain the same currency exposure as their respective indexes. Risks associated with forward currency contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to fulfill its obligations under the contract.

       Futures and forward currency contracts are valued based upon their quoted daily settlement prices. Fluctuations in the values of such contracts are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains (losses) are recognized. Unrealized appreciation (depreciation) related to certain open futures and forward currency contracts is required to be treated as realized gain
       (loss) for Federal income tax purposes.

4. FEDERAL INCOME TAXES: Each Portfolio of the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

5. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group of Investment Companies, transfers uninvested cash balances into a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of each repurchase agreement. Provisions of the agreement require that the market value of this collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

B. The Vanguard Group, Inc. furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At December 31, 1995, the Fund had contributed capital of $230,000 to Vanguard (included in Other Assets), representing 1.1% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

C. During the year ended December 31, 1995, purchases and sales of investment securities other than U.S. Government securities and temporary cash investments were:

------------------------------------------------------------------------------
                                                              (000)
                                                    --------------------------
Portfolio                                           Purchases            Sales
------------------------------------------------------------------------------
EUROPEAN                                             $176,116          $15,812
PACIFIC                                               107,854            3,337
EMERGING MARKETS                                      148,331            3,635
------------------------------------------------------------------------------


D. At December 31, 1995, net unrealized appreciation (depreciation) of investment securities for Federal income tax purposes was:


-------------------------------------------------------------------------------------------------------
                                                                          (000)
                                                  -----------------------------------------------------
                                                                                         Net Unrealized
                                                  Appreciated         Depreciated         Appreciation
Portfolio                                          Securities          Securities       (Depreciation)
-------------------------------------------------------------------------------------------------------
EUROPEAN                                             $237,485           $(33,303)             $204,182
PACIFIC                                               134,907            (26,319)              108,588
EMERGING MARKETS                                       13,225            (22,594)               (9,369)
-------------------------------------------------------------------------------------------------------


At December 31, 1995, the aggregate settlement value of open Eurotop futures contracts (European Portfolio) and Japanese-Nikkei 300 Index futures contracts (Pacific Portfolio) expiring in March 1996, the related unrealized appreciation, and the market value of U.S. Treasury Bills deposited as initial margin for those contracts were:


-------------------------------------------------------------------------------------------------------
                                                                        (000)
                                                   ----------------------------------------------------
                                                                                           Market Value
                                                    Aggregate                             of Securities
                                                   Settlement          Unrealized          Deposited as
Portfolio                                             Value          Appreciation        Initial Margin
-------------------------------------------------------------------------------------------------------
EUROPEAN                                              $15,156            $318                $   692
PACIFIC                                                15,179             734                  2,473
-------------------------------------------------------------------------------------------------------

Under the terms of open forward currency exchange contracts at December 31, 1995, the Portfolios were obligated to receive foreign currencies in exchange for U.S. dollars as follows:


--------------------------------------------------------------------------------------------------------------
                                                                               (000)
                                                         -----------------------------------------------------
                                                                                                  Unrealized
Portfolio/                                               Foreign               U.S.              Appreciation
Contract Date                                            Currency             Dollars           (Depreciation)
--------------------------------------------------------------------------------------------------------------
EUROPEAN
  RECEIVE 3/20/96 ECU                                      11,582             $14,838              $   10
--------------------------------------------------------------------------------------------------------------
PACIFIC
  RECEIVE 3/13/96 JPY                                   1,490,169              14,586                (308)
--------------------------------------------------------------------------------------------------------------

ECU--European Currency Units.
JPY--Japanese Yen.

At December 31, 1995, the European, Pacific, and Emerging Markets Portfolios had net unrealized foreign currency gains (losses) of $10,000, ($19,000), and ($3,000), respectively, resulting from the translation of other assets and liabilities.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

During the year ended December 31, 1995, the Portfolios realized net foreign currency gains (losses) which increased (decreased) distributable net income for tax purposes; accordingly such gains (losses) have been reclassified from accumulated net realized gains (losses) to undistributed net income as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    Increase (Decrease)
                                                                                                       Undistributed
                                                                                                        Net Income
Portfolio                                                                                                  (000)
-----------------------------------------------------------------------------------------------------------------------
EUROPEAN                                                                                                   $ (44)
PACIFIC                                                                                                      521
EMERGING MARKETS                                                                                             107
-----------------------------------------------------------------------------------------------------------------------

Certain of the Fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. The European, Pacific, and Emerging Markets Portfolios' distributions from passive foreign investment company income totalled $256,000, $369,000, and $478,000, respectively, during the year ended December 31, 1995. The Portfolios' overdistributed net income balances at December 31, 1995, primarily reflect the cumulative prior and current years' distributions from passive foreign investment company income.

At December 31, 1995, the Portfolios had available the following realized capital losses to offset future net capital gains:


---------------------------------------------------------------------------------------------------------------------
                                                                                Expiration
                                                                           Fiscal Year(s) Ending              Amount
Portfolio                                                                       December 31                    (000)
---------------------------------------------------------------------------------------------------------------------
PACIFIC                                                                           2003-2004                    $2,559
EMERGING MARKETS                                                                  2003-2004                     1,135
---------------------------------------------------------------------------------------------------------------------


F. The market values of securities on loan to broker/dealers at December 31, 1995, and the cash collateral received with respect to such loans, were:

----------------------------------------------------------------------------------------------------------------------
                                                                                                    (000)
                                                                                     ---------------------------------
                                                                                     Market Value              Cash
                                                                                      of Loaned             Collateral
Portfolio                                                                             Securities             Received
----------------------------------------------------------------------------------------------------------------------
EUROPEAN                                                                               $117,404              $125,410
PACIFIC                                                                                  66,955                71,591
----------------------------------------------------------------------------------------------------------------------


Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

                         REPORT OF INDEPENDENT ACCOUNTS

To the Shareholders and Board of Directors
Vanguard International Equity Index Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of European, Pacific, and Emerging Markets Portfolios of Vanguard International Equity Index Fund (the "Fund") at December 31, 1995, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
January 31, 1996

                            DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman and Chief Executive Officer
Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MacLAURY, President of The Brookings Institution; Director of American Express Bank Ltd. and The St. Paul Companies, Inc.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD GROUP OFFICERS

ROBERT A. DiSTEFANO                IAN A. MacKINNON
Senior Vice President              Senior Vice President
Information Technology             Fixed Income Group

JEREMY G. DUFFIELD                 F. WILLIAM McNABB III
Senior Vice President              Senior Vice President
Planning & Development             Institutional

JAMES H. GATELY                    RALPH K. PACKARD
Senior Vice President              Senior Vice President
Individual Investor Group          Chief Financial Officer

                         THE VANGUARD FAMILY OF FUNDS



                          EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
 U.S. Portfolio
Vanguard Convertible
 Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LIFEStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
 Global Equity Portfolio
 Global Asset Allocation Portfolio
 Capital Opportunity Portfolio
 Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International
 Growth Portfolio
Vanguard/Trustees' Equity Fund
 International Portfolio

                                  INDEX FUNDS

Vanguard Index Trust
 500 Portfolio
 Total Stock Market Portfolio
 Extended Market Portfolio
 Growth Portfolio
 Value Portfolio
 Small Capitalization Stock Portfolio
Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
 Total Bond Market Portfolio
 Short-Term Bond Portfolio
 Intermediate-Term Bond Portfolio
 Long-Term Bond Portfolio
Vanguard International Equity
 Index Fund
 European Portfolio
 Pacific Portfolio
 Emerging Markets Portfolio

                               FIXED INCOME FUNDS

MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
 U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
 Money Market Portfolio
Vanguard State Tax-Free Funds
 Money Market Portfolios
 (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
 Insured Longer-Term Portfolios
 (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Fixed Income
 Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund

                         [THE VANGUARD GROUP(R) LOGO]

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

                          Vanguard Financial Center
                       Valley Forge, Pennsylvania 19482

                           New Account Information:
                                1 (800) 662-7447

                        Shareholder Account Services:
                               1 (800) 662-2739

                                  Q720-12/95

ON OUR COVER: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet annihilated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

                    VANGUARD INTERNATIONAL EQUITY INDEX FUND
                                 EDGAR APPENDIX

This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle Of The Nile".

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet, gloves and battleships in the background appears at the top of pages one through ten.

A line chart of the Indexed Value between MSCI Select Emerging Markets (Free) Index, Standard & Poor's 500 Index, MSCI Europe Index, and MSCI Pacific (Free) Index for the fiscal years 1990 through 1995 appears at the top of page two.

Pie charts illustrating composite of World Financial Markets for the years 1989 and 1995 appear at the bottom of page four.

A line chart illustrating cumulative performance between European Portfolio, Average European Fund, and MCSI Europe Index, average Annual Total Returns for the period June 18, 1990, to December 31, 1995 appears at the top of page six.

A line chart illustrating cumulative performance between Pacific Portfolio, Average Pacific/Japan Fund, and MSCI Pacific (Free) Index, average Annual Total Returns for the period June 18, 1990, to December 31, 1995 appears at the bottom of page six.

A line chart illustrating cumulative performance between Emerging Markets Portfolio, Average Emerging Markets Fund, and the MSCI Select Emerging Markets
(Free) Index, average Annual Total Returns for the period May 4, 1994, to December 31, 1995 appears at the top of page seven.

A running head featuring a cannon and battleships in the background appears at the top of page eleven.

A running head featuring open log book, pen and battleships in the background appears at the top of pages twelve through thirty nine.

A running head featuring a sextant, a map, and battleships in the background appears at the top of page forty.

A running head featuring birds flying and ships in the background appears at the top of the inside back cover.